UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D. C. 20549

FORM N-CSR

Investment Company Act file number:  811-04670

DWS Global/International Fund, Inc.
 (Exact Name of Registrant as Specified in Charter)

345 Park Avenue
New York, NY 10154-0004
 (Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, including Area Code: (201) 593-6408

Paul Schubert
100 Plaza One
Jersey City, NJ 07311
(Name and Address of Agent for Service)

Date of fiscal year end:	10/31

Date of reporting period:	10/31/2011

ITEM 1.	REPORT TO STOCKHOLDERS

OCTOBER 31, 2011 Annual Report to Shareholders

DWS Enhanced Global Bond Fund (formerly DWS Global Bond Fund)

Contents
4 Portfolio Management Review
8 Performance Summary
11 Information About Your Fund's Expenses
13 Portfolio Summary
15 Investment Portfolio
24 Statement of Assets and Liabilities
26 Statement of Operations
27 Statement of Changes in Net Assets
28 Financial Highlights
32 Notes to Financial Statements
46 Report of Independent Registered Public Accounting Firm
47 Tax Information
48 Investment Management Agreement Approval
53 Summary of Management Fee Evaluation by Independent Fee Consultant
57 Board Members and Officers
62 Account Management Resources

This report must be preceded or accompanied by a prospectus. To obtain a summary prospectus, if available, or prospectus for any of our funds, refer to the Account Management Resources information provided in the back of this booklet. We advise you to consider the fund's objectives, risks, charges and expenses carefully before investing. The summary prospectus and prospectus contain this and other important information about the fund. Please read the prospectus carefully before you invest.

Bond investments are subject to interest-rate and credit risks. When interest rates rise, bond prices generally fall. Credit risk refers to the ability of an issuer to make timely payments of principal and interest. The fund may use derivatives, including as part of its currency strategy. Investing in derivatives entails special risks relating to liquidity, leverage and credit that may reduce returns and/or increase volatility. The fund's currency overlay strategy is dependent on the effectiveness and implementation of portfolio management's proprietary models. As part of its currency strategy, the fund's exposure to foreign currencies could cause lower returns or even losses because foreign currency rates may fluctuate significantly over short periods of time for a number of reasons. Investing in foreign securities, particularly those of emerging markets, presents certain risks, such as currency fluctuations, political and economic changes, and market risks. This fund is non-diversified and can take larger positions in fewer issues, increasing its potential risk. See the prospectus for details.

DWS Investments is part of Deutsche Bank's Asset Management division and, within the U.S., represents the retail asset management activities of Deutsche Bank AG, Deutsche Bank Trust Company Americas, Deutsche Investment Management Americas Inc. and DWS Trust Company.

NOT FDIC/NCUA INSURED NO BANK GUARANTEE MAY LOSE VALUE NOT A DEPOSIT NOT INSURED BY ANY FEDERAL GOVERNMENT AGENCY

Portfolio Management Review

Market Overview and Fund Performance

Performance is historical and does not guarantee future results. Returns shown are for Class A shares, unadjusted for sales charges. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the most recent month-end performance of all share classes. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The global bond markets experienced high volatility and wide swings in performance during the past year ending October 31, 2011, a reflection of the shifting global investment environment. The year had two very different phases. In the first, which encompassed the time from the beginning of the fund's annual period through the end of April, a backdrop of low short-term interest rates and sturdy economic growth fueled an elevated appetite for risk among investors. This led to underperformance for more conservative investments such as U.S. Treasuries and foreign developed-market government bonds. At the same time, it boosted the returns of the non-Treasury "spread sectors," such as corporate, high-yield, and emerging-markets bonds.1

During the latter half of the reporting period, the situation reversed dramatically. The sudden emergence of concerns about economic growth, together with renewed worries about the European debt crisis, led to substantial disruptions in the global financial markets. Investors' aversion to risk rose dramatically, contributing to underperformance for higher-risk assets and sparking a flight into Treasuries and the government bonds of other developed-market nations. The result was a plunge in Treasury yields to all-time lows (as prices soared) and substantial underperformance for the lower-rated issues within the investment-grade corporate, high-yield and emerging-markets segments.2,3

In the aggregate, this series of events was supportive for the global fixed-income markets. The fund's benchmark, the Barclays Capital Global Aggregate Bond Index, finished the year with a return of 4.07%.4 Bonds outpaced stocks, which returned 1.76% based on the return of the MSCI World Index.5 Unfortunately, the fund did not participate in bonds' favorable performance. The Class A shares of the fund returned -2.97% (unadjusted for sales charges), well short of the return for the benchmark.

Positive and Negative Contributors to Fund Performance

The primary factor in the fund's underperformance was its currency overlay strategy, which we added in April. At that time, the fund's name changed to DWS Enhanced Global Bond Fund. In addition to the fund's main investment strategy, we seek to enhance returns by employing proprietary currency strategies across developed and emerging-market currencies using derivatives (contracts whose values are based on, for example, indices, currencies or securities), in particular forward currency contracts.

The currency overlay strategy has not worked well since we added it to the fund, as the extremely volatile nature of the market environment caused traditional relationships in the currency markets to break down. Although our currency overlay has detracted from performance initially, and in fact accounted for the majority of the fund's underperformance in the most recent period, we believe that on a long-term basis, it is a way to access another source of return potential in the global markets.

Outside of this currency overlay, the total impact of our positioning in bonds was approximately neutral.

One of the largest contributions to performance came from our decision to hold almost no position in the bonds of the smaller, troubled European nations such as Greece, Italy, Portugal, Ireland and Spain. All five were in the epicenter of the European debt crisis, and all five underperformed relative to other developed-government bond markets around the world. Instead, our investments in Europe favored the bonds of countries with more stable finances, such as Germany, Sweden and Norway. This positioning proved well-suited to the market environment that characterized the past 12 months.

We added value through an overweight position in Canada, which offers a slight yield advantage over the United States even though its government finances are in much better shape.6 We also held an overweight in Latin America via positions in Panama, Venezuela and Mexico. Government bonds in the region tend to offer higher yields than most developed markets, even though they feature low debt, budget surpluses and stronger economic growth. This positioning worked well for most of the period, but the Latin American bond markets sold off late in the year when investors grew averse to investments perceived to be higher-risk.

Similarly, the fund's allocation to U.S. investment-grade corporates and high-yield bonds helped performance in the first half of the period, but it detracted in the second half.7 Our weighting in the two asset classes was 12.1% and 5.9% of fund assets, respectively, as of the end of the period. We hold a positive view on these areas, as both offer a wealth of bonds with attractive yields that more than compensate investors for the potential risks.

Another key aspect of our U.S. allocation is our tilt in favor of longer-term bonds. We viewed this as being a way to help pick up extra yield and at the same time potentially gain some protection against further negative news flow from overseas. Longer-term issues generally performed better than their shorter-term counterparts in the latter half of the reporting period, so this element of our positioning added to performance.

The fund also holds a substantial weighting in mortgage-backed securities.8 This market segment provides a meaningful yield advantage relative to Treasuries, and — most important — it puts us in line with the policy of the U.S. Federal Reserve Board (the Fed), which has been a buyer of mortgage-backed securities throughout the past year. We also hold a small position in municipal bonds, which in many cases offer very attractive yields relative to taxable bonds with a similar degree of risk.

Outlook and Positioning

Two developments are critical to the outlook for the global fixed-income markets in the year ahead. The first is the outlook for global growth, which remains very tenuous due to persistently high U.S. unemployment, the concerns about Europe and the signs of slower economic performance in the emerging markets. The second, of course, is what happens in Europe. The spectrum of potential outcomes is wide, from a continuation of the stopgap solutions that have sparked periodic rallies in higher-risk securities, to the possible worst-case scenario of a breakup of the region's currency union. As managers, we need to be alert for the full range of possibilities, taking advantage of opportunities where appropriate but always being mindful of the potential risks. We believe our approach — which provides us with the latitude to go anywhere in the global fixed-income market — helps us achieve this balance.

Overall, we remain focused on providing broad, diversified exposure to the world bond markets.9 At a time in which developed-market government bonds are offering extremely low — and in some cases, near-record low — yields, we believe our worldwide focus will enable us to access the full range of potential yield opportunities for the fund's shareholders.

Investment Advisor

Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), which is part of Deutsche Asset Management, is the investment advisor for DWS Enhanced Global Bond Fund. DIMA and its predecessors have more than 80 years of experience managing mutual funds and DIMA provides a full range of investment advisory services to both institutional and retail clients.

DIMA is an indirect, wholly owned subsidiary of Deutsche Bank AG. Deutsche Bank AG is a major global banking institution engaged in a wide variety of financial services, including investment management, retail, private and commercial banking, investment banking and insurance.

DWS Investments is the retail brand name in the U.S. for the asset management activities of Deutsche Bank AG and DIMA. As such, DWS is committed to delivering the investing expertise, insight and resources of this global investment platform to American investors.

Portfolio Management Team
Kenneth R. Bowling, CFA Jamie Guenther, CFA John Brennan Bruce Harley, CFA, CEBS J. Richard Robben, CFA David Vignolo Portfolio Managers	J. Kevin Horsley, CFA, CPA Stephen Willer, CFA William Chepolis, CFA John D. Ryan Darwei Kung

The views expressed reflect those of the portfolio management team only through the end of the period of the report as stated on the cover. The management team's views are subject to change at any time based on market and other conditions and should not be construed as a recommendation. Past performance is no guarantee of future results. Current and future portfolio holdings are subject to risk.

1 Spread sectors include all non-U.S. Treasury, investment-grade sectors including federal agency securities, corporate bonds, asset-backed securities, mortgage-backed securities and commercial mortgage-backed securities.

2 Yield (or current yield) is the income generated by an investment divided by its current price.

3 Investment-grade refers to the credit quality rating given to municipal or corporate bonds. It indicates that it has a relatively low risk of default. Bond rating firms such as Standard & Poor's use different -designations consisting of upper- and lower-case letters to identify a bond's credit quality rating with AAA and AA, the highest credit quality rating, A and BBB, the medium credit quality or investment-grade rating and BB or below a low credit quality rating.

4 The Barclays Capital Global Aggregate Bond Index tracks the performance of the global investment-grade fixed-income market.

5 The MSCI World Index tracks the performance of stocks in select developed markets around the world, including the United States. Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

6 "Underweight" means the fund holds a lower weighting in a given sector or security than the benchmark. "Overweight" means it holds a higher weighting.

7 Investment-grade — a rating that indicates a municipal or corporate bond has a relatively low risk of default.

8 Mortgage-backed securities (MBS) are bonds that are secured by mortgage debt.

9 Diversification neither assures a profit nor guarantees against loss.

Performance Summary October 31, 2011
Average Annual Total Returns as of 10/31/11
Unadjusted for Sales Charge	1-Year	3-Year	5-Year	10-Year
Class A	-2.97%	6.68%	5.14%	5.46%
Class B	-3.78%	5.82%	4.31%	4.62%
Class C	-3.69%	5.90%	4.35%	4.64%
Adjusted for the Maximum Sales Charge
Class A (max 4.50% load)	-7.34%	5.06%	4.18%	4.98%
Class B (max 4.00% CDSC)	-6.59%	5.22%	4.14%	4.62%
Class C (max 1.00% CDSC)	-3.69%	5.90%	4.35%	4.64%
No Sales Charges
Class S	-2.72%	6.97%	5.40%	5.74%
Barclays Capital Global Aggregate Bond Index+	4.07%	9.62%	6.93%	6.92%

Performance in the Average Annual Total Returns table(s) above and the Growth of an Assumed $10,000 Investment line graph that follows is historical and does not guarantee future results. Investment return and principal fluctuate, so your shares may be worth more or less when redeemed. Current performance may differ from performance data shown. Please visit www.dws-investments.com for the Fund's most recent month-end performance. Fund performance includes reinvestment of all distributions. Unadjusted returns do not reflect sales charges and would have been lower if they had.

The gross expense ratios of the Fund, as stated in the fee table of the prospectus dated April 15, 2011 are 1.16%, 1.99%, 1.90% and 0.90% for Class A, Class B, Class C and Class S shares, respectively, and may differ from the expense ratios disclosed in the Financial Highlights tables in this report.

The Fund may charge a 2% fee for redemptions of shares held less than 15 days.

Index returns do not reflect any fees or expenses and it is not possible to invest directly into an index.

Performance figures do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares.
Growth of an Assumed $10,000 Investment (Adjusted for Maximum Sales Charge)
[] DWS Enhanced Global Bond Fund — Class A [] Barclays Capital Global Aggregate Bond Index+

Yearly periods ended October 31

The Fund's growth of an assumed $10,000 investment is adjusted for the maximum sales charge of 4.50%. This results in a net initial investment of $9,550.

The growth of $10,000 is cumulative.

+ Barclays Capital Global Aggregate Bond Index is an unmanaged, broad-based, global investment-grade fixed-income measure comprised of three component indices, the U.S. Aggregate Index, the Pan-European Aggregate Index and the Asian-Pacific Aggregate Index.
Net Asset Value and Distribution Information
	Class A	Class B	Class C	Class S
Net Asset Value: 10/31/11	$10.19	$10.20	$10.19	$10.18
10/31/10	$10.86	$10.87	$10.86	$10.85
Distribution Information: Twelve Months as of 10/31/11: Income Dividends	$.24	$.15	$.16	$.26
Capital Gain Distributions	$.04	$.04	$.04	$.04
Return of Capital	$.08	$.08	$.08	$.08
October Income Dividend	$.0176	$.0102	$.0112	$.0199
SEC 30-day Yield as of 10/31/11++	1.73%	1.16%	1.16%	2.13%
Current Annualized Distribution Rate as of 10/31/11++	2.07%	1.20%	1.32%	2.35%

++ The SEC yield is net investment income per share earned over the month ended October 31, 2011, shown as an annualized percentage of the maximum offering price per share on the last day of the period. The SEC yield is computed in accordance with a standardized method prescribed by the Securities and Exchange Commission. Current annualized distribution rate is the latest monthly dividend shown as an annualized percentage of net asset value on October 31, 2011. Distribution rate simply measures the level of dividends and is not a complete measure of performance. Yields and distribution rates are historical, not guaranteed and will fluctuate.
Morningstar Rankings — World Bond Funds Category as of 10/31/11
Period	Rank		Number of Fund Classes Tracked	Percentile Ranking (%)
Class A 1-Year	282	of	286	98
3-Year	218	of	234	93
5-Year	145	of	176	82
10-Year	85	of	117	72
Class B 1-Year	285	of	286	99
3-Year	229	of	234	97
5-Year	159	of	176	90
10-Year	99	of	117	84
Class C 1-Year	284	of	286	99
3-Year	228	of	234	97
5-Year	158	of	176	89
10-Year	98	of	117	83
Class S 1-Year	279	of	286	97
3-Year	212	of	234	90
5-Year	132	of	176	75
10-Year	74	of	117	63

Source: Morningstar, Inc. Rankings are historical and do not guarantee future results. Rankings are based on total return unadjusted for sales charges with distributions reinvested. If sales charges had been included, rankings might have been less favorable.

Information About Your Fund's Expenses

As an investor of the Fund, you incur two types of costs: ongoing expenses and transaction costs. Ongoing expenses include management fees, distribution and service (12b-1) fees and other Fund expenses. Examples of transaction costs include sales charges (loads), redemption fees and account maintenance fees, which are not shown in this section. The following tables are intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to help you compare these expenses with the ongoing expenses of investing in other mutual funds. The example in the table is based on an investment of $1,000 invested at the beginning of the six-month period and held for the entire period (May 1, 2011 to October 31, 2011).

The tables illustrate your Fund's expenses in two ways:

•Actual Fund Return. This helps you estimate the actual dollar amount of ongoing expenses (but not transaction costs) paid on a $1,000 investment in the Fund using the Fund's actual return during the period. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the "Expenses Paid per $1,000" line under the share class you hold.

• Hypothetical 5% Fund Return. This helps you to compare your Fund's ongoing expenses (but not transaction costs) with those of other mutual funds using the Fund's actual expense ratio and a hypothetical rate of return of 5% per year before expenses. Examples using a 5% hypothetical fund return may be found in the shareholder reports of other mutual funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Please note that the expenses shown in these tables are meant to highlight your ongoing expenses only and do not reflect any transaction costs. The "Expenses Paid per $1,000" line of the tables is useful in comparing ongoing expenses only and will not help you determine the relative total expense of owning different funds. An account maintenance fee of $6.25 per quarter for Class S shares may apply for certain accounts whose balances do not meet the applicable minimum initial investment. This fee is not included in these tables. If it was, the estimate of expenses paid for Class S shares during the period would be higher, and account value during the period would be lower, by this amount.
Expenses and Value of a $1,000 Investment for the six months ended October 31, 2011
Actual Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$946.70	$943.60	$943.20	$947.90
Expenses Paid per $1,000*	$5.50	$9.06	$9.06	$4.08
Hypothetical 5% Fund Return	Class A	Class B	Class C	Class S
Beginning Account Value 5/1/11	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value 10/31/11	$1,019.56	$1,015.88	$1,015.88	$1,021.02
Expenses Paid per $1,000*	$5.70	$9.40	$9.40	$4.23

* Expenses are equal to the Fund's annualized expense ratio for each share class, multiplied by the average account value over the period, multiplied by the number of days in the most recent six-month period, then divided by 365.
Annualized Expense Ratios	Class A	Class B	Class C	Class S
DWS Enhanced Global Bond Fund	1.12%	1.85%	1.85%	.83%

For more information, please refer to the Fund's prospectus.

Portfolio Summary
Asset Allocation (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

Sovereign Bonds	42%	47%
Mortgage-Backed Securities Pass-Throughs	23%	16%
Consumer Discretionary	5%	6%
Financials	4%	14%
Consumer Staples	2%	2%
Health Care	2%	2%
Information Technology	1%	—
Utilities	1%	1%
Materials	1%	1%
Energy	1%	1%
Industrials	0%	1%
Telecommunication Services	0%	3%
Total Corporate Bonds	17%	31%
U.S. Treasury Obligations	10%	1%
Asset-Backed	3%	0%
Collateralized Mortgage Obligations	2%	1%
Municipal Bonds and Notes	1%	1%
Commercial Mortgage-Backed Securities	1%	3%
Loan Participations and Assignments	1%	0%
	100%	100%

Geographical Exposure (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

U.S.	54%	41%
Japan	14%	16%
United Kingdom	4%	4%
Poland	4%	5%
Mexico	4%	—
Netherlands	3%	4%
Canada	3%	4%
France	3%	3%
Germany	2%	6%
Other	9%	17%
	100%	100%

Interest Rate Sensitivity	10/31/11	10/31/10

Effective Maturity	9.0 years	7.5 years
Effective Duration	5.7 years	5.2 years

Effective maturity is the weighted average of the bonds held by the Fund taking into consideration any available maturity shortening features.

Effective duration is an approximate measure of the Fund's sensitivity to interest rate changes taking into consideration any maturity shortening features.

Asset allocation, geographical exposure and interest rate sensitivity are subject to change.
Currency Exposure* (As a % of Investment Portfolio excluding Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

United States Dollar	50%	48%
Japanese Yen	22%	16%
Euro	22%	21%
New Zealand Dollar	10%	—
Brazilian Real	6%	3%
Hungarian Forint	6%	—
Turkish Lira	6%	—
British Pound	5%	3%
Yuan Renminbi	2%	—
Polish Zloty	1%	1%
South Korean Won	1%	1%
Swedish Krona	1%	—
Australian Dollar	(3)%	—
Norwegian Krone	(4)%	2%
Swiss Franc	(5)%	1%
Singapore Dollar	(6)%	—
Taiwan Dollar	(6)%	—
Canadian Dollar	(8)%	3%
Mexican Peso	—	1%
	100%	100%

* Currency exposure after taking into account the effects of currency futures and forward contracts.
Quality (Excludes Cash Equivalents and Securities Lending Collateral)	10/31/11	10/31/10

AAA	17%	37%
AA	48%	19%
A	9%	14%
BBB	16%	14%
BB	5%	6%
B	3%	6%
Not Rated	2%	4%
	100%	100%

Currency exposure and quality are subject to change.

The quality ratings represent the lower of Moody's Investors Services, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") credit ratings. The ratings of Moody's and S&P represent their opinions as to the quality of the securities they rate. Ratings are relative and subjective and are not absolute standards of quality. The Fund's credit quality does not remove market risk and is subject to change.

For more complete details about the Fund's investment portfolio, see page 15. A quarterly Fact Sheet is available upon request. Please see the Account Management Resources section for contact information.

Following the Fund's fiscal first and third quarter-end, a complete portfolio holdings listing is filed with the SEC on Form N-Q. The form will be available on the SEC's Web site at www.sec.gov, and it also may be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Information on the operation of the SEC's Public Reference Room may be obtained by calling (800) SEC-0330. The Fund's portfolio holdings are also posted on www.dws-investments.com from time to time. Please see the Fund's current prospectus for more information.

Investment Portfolio as of October 31, 2011
		Principal Amount ($) (a)	Value ($)

Bonds 107.9%
Austria 1.5%
Republic of Austria, 144A, 4.0%, 9/15/2016 (Cost $2,264,822)	EUR	1,740,000	2,626,011
Belgium 0.4%
Anheuser-Busch InBev Worldwide, Inc., 7.75%, 1/15/2019 (Cost $622,188)		600,000	784,415
Bermuda 0.2%
Weatherford International Ltd., 5.125%, 9/15/2020 (Cost $384,469)		385,000	407,464
Canada 3.0%
Government of Canada:
4.25%, 6/1/2018	CAD	2,000,000	2,303,246
5.0%, 6/1/2014	CAD	1,990,000	2,191,166
Series WL43, 5.75%, 6/1/2029	CAD	590,000	829,658
(Cost $4,209,647)			5,324,070
Chile 0.8%
Corporacion Nacional del Cobre — Codelco, REG S, 7.5%, 1/15/2019 (Cost $1,283,846)		1,150,000	1,449,216
Croatia 0.2%
Republic of Croatia, REG S, 6.75%, 11/5/2019 (Cost $385,000)		400,000	403,683
Dominican Republic 0.3%
Dominican Republic, REG S, 7.5%, 5/6/2021 (Cost $615,000)		600,000	622,800
El Salvador 0.0%
Republic of EL Salvador, REG S, 8.25%, 4/10/2032 (Cost $21,032)		20,000	21,800
France 2.9%
Government of France, 4.25%, 10/25/2023 (Cost $4,660,833)	EUR	3,480,000	5,215,426
Germany 1.7%
Federal Republic of Germany:
Series 09, 3.25%, 1/4/2020	EUR	1,000,000	1,534,661
Series 08, 4.75%, 7/4/2040	EUR	750,000	1,426,723
(Cost $2,559,439)			2,961,384
Hungary 0.2%
Republic of Hungary, 6.25%, 1/29/2020 (Cost $332,534)		333,000	321,345
Indonesia 0.6%
Republic of Indonesia:
REG S, 4.875%, 5/5/2021		250,000	268,125
REG S, 6.875%, 1/17/2018		700,000	826,000
(Cost $909,636)			1,094,125
Italy 0.7%
Buoni Poliennali Del Tesoro:
6.0%, 5/1/2031	EUR	450,000	571,121
6.5%, 11/1/2027	EUR	460,000	624,472
(Cost $1,293,500)			1,195,593
Japan 15.7%
Government of Japan:
Series 256, 1.4%, 12/20/2013	JPY	642,000,000	8,427,905
Series 297, 1.4%, 12/20/2018	JPY	1,030,000,000	13,904,539
Series 64, 1.9%, 9/20/2023	JPY	55,000,000	754,280
Series 73, 2.0%, 12/20/2024	JPY	83,000,000	1,141,699
Series 74, 2.1%, 12/20/2024	JPY	202,000,000	2,809,541
Series 32, 2.3%, 3/20/2040	JPY	75,000,000	1,030,970
(Cost $20,728,048)			28,068,934
Kazakhstan 0.1%
KazMunayGaz National Co., Series 1, REG S, 8.375%, 7/2/2013 (Cost $161,732)		170,000	181,050
Liberia 0.7%
Royal Caribbean Cruises Ltd., 7.25%, 6/15/2016 (Cost $1,106,875)		1,100,000	1,166,000
Lithuania 0.6%
Republic of Lithuania, REG S, 5.125%, 9/14/2017 (Cost $1,016,250)		1,000,000	1,005,000
Luxembourg 0.3%
ArcelorMittal, 6.125%, 6/1/2018 (Cost $520,245)		500,000	513,560
Mexico 4.0%
United Mexican States, Series M, 8.0%, 6/11/2020 (Cost $7,293,989)	MXN	85,000,000	7,224,547
Netherlands 3.4%
Government of Netherlands, 4.5%, 7/15/2017	EUR	3,570,000	5,659,144
Majapahit Holding BV, REG S, 7.75%, 10/17/2016		350,000	397,250
(Cost $5,549,132)			6,056,394
Panama 0.4%
Republic of Panama:
5.2%, 1/30/2020		500,000	558,000
6.7%, 1/26/2036		120,000	151,500
(Cost $672,475)			709,500
Peru 0.5%
Republic of Peru, 7.35%, 7/21/2025 (Cost $974,250)		750,000	978,750
Poland 4.2%
Republic of Poland:
5.0%, 3/23/2022 (b)		1,210,000	1,194,875
Series 1019, 5.5%, 10/25/2019	PLN	20,000,000	6,273,013
(Cost $7,553,514)			7,467,888
Portugal 0.2%
Portugal Obrigacoes do Tesouro, 4.35%, 10/16/2017 (Cost $642,971)	EUR	440,000	370,405
Russia 0.6%
Russian Federation:
144A, 5.0%, 4/29/2020		550,000	572,000
REG S, 5.0%, 4/29/2020		400,000	416,000
(Cost $991,400)			988,000
Serbia 0.5%
Republic of Serbia:
REG S, 6.75%, 11/1/2024		472,500	466,594
REG S, 7.25%, 9/28/2021		400,000	406,400
(Cost $858,310)			872,994
South Africa 1.0%
Eskom Holdings Ltd., REG S, 5.75%, 1/26/2021		1,200,000	1,266,000
Republic of South Africa, 5.5%, 3/9/2020		500,000	556,250
(Cost $1,755,900)			1,822,250
Spain 0.3%
Santander International Debt SA, 5.625%, 2/14/2012 (Cost $700,915)	EUR	450,000	626,116
Sweden 0.9%
Government of Sweden, Series 1046, 5.5%, 10/8/2012	SEK	6,000,000	955,395
Nordea Bank AB, 144A, 4.875%, 5/13/2021		635,000	569,843
(Cost $1,634,305)			1,525,238
United Kingdom 4.2%
Aviva PLC, 5.7%, 9/29/2049	EUR	450,000	491,906
Lloyds TSB Bank PLC, Series 2, 3.75%, 11/17/2011	EUR	400,000	554,133
Royal Bank of Scotland PLC, 144A, 4.875%, 8/25/2014		860,000	877,088
United Kingdom Treasury Bonds:
4.75%, 12/7/2038	GBP	1,000,000	2,007,142
5.0%, 3/7/2025	GBP	1,765,000	3,543,259
(Cost $7,111,775)			7,473,528
United States 57.4%
AMC Entertainment, Inc., 8.75%, 6/1/2019		1,200,000	1,269,000
American Express Credit Corp., 2.8%, 9/19/2016		1,600,000	1,624,837
Applied Materials, Inc., 5.85%, 6/15/2041		685,000	818,796
AT&T, Inc., 3.875%, 8/15/2021		188,000	195,770
Bank of America Corp., 5.75%, 12/1/2017		200,000	199,079
Bunge Ltd. Finance Corp., 4.1%, 3/15/2016		184,000	189,481
Burlington Northern Santa Fe LLC, 3.45%, 9/15/2021		128,000	130,362
California, University Revenues, Build America Bonds, 5.946%, 5/15/2045 (c)		355,000	393,113
CCO Holdings LLC, 6.5%, 4/30/2021		480,000	480,000
Citibank Omni Master Trust, "A14", Series 2009-A14A, 144A, 2.993%*, 8/15/2018		1,600,000	1,687,001
Citigroup, Inc., 4.5%, 1/14/2022 (b)		400,000	401,080
CNA Financial Corp., 5.75%, 8/15/2021		771,000	778,101
Credit Suisse Mortgage Capital Certificates, "A3", Series 2006-C3, 5.817%*, 6/15/2038		1,040,000	1,135,202
CSX Corp., 6.15%, 5/1/2037		300,000	365,206
CVS Caremark Corp., 5.75%, 5/15/2041		215,000	248,529
DCP Midstream LLC, 144A, 9.75%, 3/15/2019		410,000	538,376
DIRECTV Holdings LLC, 6.375%, 3/1/2041		350,000	418,034
DTE Energy Co., 7.625%, 5/15/2014		167,000	191,131
Equinix, Inc., 7.0%, 7/15/2021		1,625,000	1,730,625
Express Scripts, Inc.:
6.25%, 6/15/2014		425,000	470,045
7.25%, 6/15/2019		1,030,000	1,276,510
Federal Home Loan Mortgage Corp., 4.5%, 6/1/2041		3,376,686	3,560,293
Federal National Mortgage Association:
3.0%, 1/1/2026 (b)		3,325,000	3,406,306
3.5%, 7/1/2040 (b)		8,750,000	8,896,973
4.0%, 12/1/2039 (b)		22,950,000	23,859,036
4.5%, 3/1/2023		740,861	795,759
''IO", Series 2010-143, Interest Only, 5.0%, 12/25/2025		4,797,729	617,868
FirstEnergy Solutions Corp., 6.8%, 8/15/2039		489,000	568,759
Ford Credit Auto Owner Trust, "B", Series 2007-B, 5.69%, 11/15/2012		250,000	252,489
Ford Motor Credit Co., LLC, 7.0%, 4/15/2015		1,175,000	1,280,750
Government National Mortgage Association:
"IU", Series 2010-164, Interest Only, 2.0%, 12/20/2013		4,212,211	138,735
"CI", Series 2010-145, Interest Only, 4.0%, 11/20/2035		1,402,965	119,304
"MI", Series 2010-85, Interest Only, 4.5%, 1/20/2036		2,091,176	234,476
"GI", Series 2010-89, Interest Only, 4.5%, 5/20/2039		2,015,168	345,002
"EI", Series 2010-134, Interest Only, 4.5%, 11/20/2039		1,050,598	183,304
"DI", Series 2011-40, Interest Only, 4.5%, 12/20/2040		3,347,422	468,097
"JI", Series 2010-67, Interest Only, 5.0%, 10/20/2033		2,469,519	220,741
"IA", Series 2010-58, Interest Only, 5.0%, 3/20/2039		3,225,463	569,751
"BI", Series 2010-168, Interest Only, 5.0%, 4/20/2040		1,747,035	230,064
5.5%, 3/1/2036 (b)		3,000,000	3,331,406
"KI", Series 2010-130, Interest Only, 5.5%, 9/16/2040		486,282	78,413
7.0% with various maturities from 1/15/2029 until 2/15/2029		81,639	92,946
JC Penney Co., Inc., 5.65%, 6/1/2020		1,215,000	1,145,138
JPMorgan Chase & Co., 2.6%, 1/15/2016		300,000	296,782
Kentucky, Asset/Liability Commission, General Fund Revenue, 3.165%, 4/1/2018 (c)		1,075,000	1,104,004
Kraft Foods, Inc., 5.375%, 2/10/2020		1,500,000	1,728,849
Kroger Co., 6.9%, 4/15/2038		500,000	638,435
LB-UBS Commercial Mortgage Trust, "A4", Series 2007-C6, 5.858%*, 7/15/2040		690,000	739,523
Levi Strauss & Co., 7.625%, 5/15/2020 (d)		1,093,000	1,117,593
Louisville & Jefferson County, KY, Metropolitan Sewer District & Drain System, Build America Bonds, 6.25%, 5/15/2043 (c)		400,000	488,484
McKesson Corp., 4.75%, 3/1/2021		550,000	631,403
MGM Resorts International, 9.0%, 3/15/2020		750,000	828,750
Nashville & Davidson County, TN, Metropolitan Government, Convention Center Authority Revenue, Build America Bonds, Series B, 6.731%, 7/1/2043 (c)		400,000	473,560
Nationwide Financial Services, Inc., 144A, 5.375%, 3/25/2021		340,000	338,741
NBCUniversal Media LLC, 5.95%, 4/1/2041		430,000	501,351
Nelnet Student Loan Trust:
"A1", Series 2007-1, 0.322%*, 11/27/2018		1,432,121	1,412,347
"A4", Series 2006-1, 0.393%*, 11/23/2022		1,875,000	1,847,690
Norcraft Companies LP, 10.5%, 12/15/2015		700,000	675,500
Nuveen Investments, Inc., 10.5%, 11/15/2015		450,000	450,000
Prudential Financial, Inc., 7.375%, 6/15/2019		130,000	157,841
Quest Diagnostics, Inc.:
4.7%, 4/1/2021		300,000	321,064
6.4%, 7/1/2017		250,000	295,941
Reliance Holdings U.S.A., Inc., 144A, 4.5%, 10/19/2020		650,000	630,166
SunTrust Banks, Inc., 3.6%, 4/15/2016		259,000	265,317
The Gap, Inc., 5.95%, 4/12/2021		1,268,000	1,204,305
Time Warner Cable, Inc., 4.0%, 9/1/2021		610,000	624,694
Time Warner, Inc., 7.625%, 4/15/2031		400,000	514,258
U.S. Treasury Bill, 0.015%**, 3/8/2012 (e)		1,150,000	1,149,898
U.S. Treasury Notes:
0.5%, 10/15/2013 (d)		10,000,000	10,046,480
0.875%, 1/31/2012		1,000,000	1,002,070
1.0%, 8/31/2016		7,500,000	7,514,100
Yum! Brands, Inc.:
3.875%, 11/1/2020		450,000	456,840
5.3%, 9/15/2019		90,000	101,880
(Cost $101,130,530)			102,493,754
Venezuela 0.4%
Republic of Venezuela, REG S, 7.75%, 10/13/2019 (Cost $704,834)		1,000,000	697,500
Total Bonds (Cost $180,649,396)			192,668,740

Loan Participations and Assignments 0.5%
Russia
Gazprom:
REG S, 6.51%, 3/7/2022		530,000	556,500
144A, 8.125%, 7/31/2014		265,000	294,812
Russian Agricultural Bank, REG S, 7.75%, 5/29/2018		100,000	111,000
Total Loan Participations and Assignments (Cost $883,870)			962,312

	Shares	Value ($)

Securities Lending Collateral 6.1%
Daily Assets Fund Institutional, 0.18% (f) (g) (Cost $10,809,515)	10,809,515	10,809,515

Cash Equivalents 12.3%
Central Cash Management Fund, 0.11% (g) (Cost $21,849,545)	21,849,545	21,849,545

	% of Net Assets	Value ($)

Total Investment Portfolio (Cost $214,192,326)+	126.8	226,290,112
Other Assets and Liabilities, Net	(26.8)	(47,785,979)
Net Assets	100.0	178,504,133

* Floating rate securities' yields vary with a designated market index or market rate, such as the coupon-equivalent of the U.S. Treasury Bill rate. These securities are shown at their current rate as of October 31, 2011.

** Annualized yield at time of purchase; not a coupon rate.

+ The cost for federal income tax purposes was $215,020,245. At October 31, 2011, net unrealized appreciation for all securities based on tax cost was $11,269,867. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $13,378,153 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $2,108,286.

(a) Principal amount stated in U.S. dollars unless otherwise noted.

(b) When-issued or delayed delivery security included.

(c) Taxable issue.

(d) All or a portion of these securities were on loan (see Notes to Financial Statements). The value of all securities loaned at October 31, 2011 amounted to $10,566,656, which is 5.9% of net assets.

(e) At October 31, 2011, this security has been pledged, in whole or in part, to cover initial margin requirements for open futures contracts.

(f) Represents collateral held in connection with securities lending. Income earned by the Fund is net of borrower rebates.

(g) Affiliated fund managed by Deutsche Investment Management Americas Inc. The rate shown is the annualized seven-day yield at period end.

144A: Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

Interest Only: Interest Only (IO) bonds represent the "interest only" portion of payments on a pool of underlying mortgages or mortgage-backed securities. IO securities are subject to prepayment risk of the pool of underlying mortgages.

REG S: Securities sold under Regulation S may not be offered, sold or delivered within the United States or to, or for the account or benefit of, U.S. persons, except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933.

Included in the portfolio are investments in mortgage- or asset-backed securities which are interests in separate pools of mortgages or assets. Effective maturities of these investments may be shorter than stated maturities due to prepayments. Some separate investments in the Federal National Mortgage Association and Government National Mortgage Association issues which have similar coupon rates have been aggregated for presentation purposes in this investment portfolio.

At October 31, 2011, open futures contracts purchased were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation ($)
10-Year Canadian Government Bond	CAD	12/19/2011	75	9,848,250	96,787
Federal Republic of Germany Euro-Bund	EUR	12/8/2011	30	4,064,100	4,014
Ultra Long U.S. Treasury Bond	USD	12/20/2011	10	1,523,750	99,476
Total unrealized appreciation					200,277

At October 31, 2011, open futures contracts sold were as follows:
Futures	Currency	Expiration Date	Contracts	Notional Value ($)	Unrealized Appreciation/ (Depreciation) ($)
10-Year U.S. Treasury Note	USD	12/20/2011	260	33,556,250	(195,208)
30-Year U.S. Treasury Bond	USD	12/20/2011	60	8,341,875	73,943
Total net unrealized depreciation					(121,265)

At October 31, 2011, open credit default swap contracts sold were as follows:
Effective/ Expiration Date	Notional Amount ($) (h)		Fixed Cash Flows Received	Reference Entity	Value ($)	Upfront Payments Paid/ (Received) ($)	Unrealized Appreciation ($)
9/20/2011 12/20/2016	5,400,000	1	5.0%	Markit Dow Jones CDX North America High Yield Index	(317,250)	(317,250)	—

(h) The maximum potential amount of future undiscounted payments that the Fund could be required to make under a credit default swap contract would be the notional amount of the contract. These potential amounts would be partially offset by any recovery values of the referenced debt obligation or net amounts received from the settlement of buy protection credit default swap contracts entered into by the Fund for the same referenced debt obligation.

Counterparty:

1 Citigroup, Inc.

At October 31, 2011, the Fund had the following open forward foreign currency exchange contracts:
Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation ($)	Counterparty
USD	11,570,689	BRL	20,780,957	11/17/2011	655,269	UBS AG
USD	11,617,850	TRY	21,404,726	11/17/2011	480,474	UBS AG
USD	19,313,761	NZD	24,494,307	11/17/2011	556,740	UBS AG
USD	2,378,131	AUD	2,300,000	1/19/2012	22,535	UBS AG
USD	1,416,671	CHF	1,250,000	1/19/2012	9,535	UBS AG
USD	3,997,750	GBP	2,500,000	1/19/2012	18,519	UBS AG
USD	1,676,224	KRW	1,900,000,000	1/19/2012	28,857	UBS AG
USD	3,540,241	CNY	22,500,000	1/19/2012	2,502	UBS AG
PLN	12,000,000	USD	3,780,718	1/19/2012	39,406	UBS AG
Total unrealized appreciation					1,813,837

Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Depreciation ($)	Counterparty
USD	11,589,284	HUF	2,476,572,070	11/17/2011	(251,469)	UBS AG
USD	7,754,624	JPY	595,330,249	11/17/2011	(117,679)	UBS AG
TWD	351,353,412	USD	11,580,555	11/17/2011	(166,466)	UBS AG
NOK	43,829,411	USD	7,733,533	11/17/2011	(208,678)	UBS AG
CAD	19,775,412	USD	19,351,044	11/17/2011	(551,386)	UBS AG
CHF	10,428,044	USD	11,563,614	11/17/2011	(414,108)	UBS AG
AUD	7,650,348	USD	7,713,310	11/17/2011	(388,538)	UBS AG
SGD	14,856,458	USD	11,630,778	11/17/2011	(238,152)	UBS AG
USD	7,118,282	JPY	540,000,000	1/19/2012	(200,188)	UBS AG
MXN	92,000,000	USD	6,777,763	1/19/2012	(74,373)	UBS AG
CAD	900,000	USD	886,507	1/19/2012	(14,782)	UBS AG
USD	22,655,101	EUR	16,300,000	1/19/2012	(112,831)	UBS AG
Total unrealized depreciation					(2,738,650)

Currency Abbreviations
AUD Australian Dollar
BRL Brazilian Dollar
CAD Canadian Dollar
CHF Swiss Franc
CNY Chinese Yuan
EUR Euro
GBP British Pound
HUF Hungarian Forint
JPY Japanese Yen
KRW South Korean Won
MXN Mexican Peso
NOK Norwegian Krone
NZD New Zealand Dollar
PLN Polish Zloty
SEK Swedish Krona
SGD Singapore Dollar
TRY Turkish Lira
TWD Taiwan Dollar
USD United States Dollar

For information on the Fund's policy and additional disclosures regarding futures contracts and forward foreign currency exchange contracts, please refer to Note B in the accompanying Notes to Financial Statements.

Fair Value Measurements

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of October 31, 2011 in valuing the Fund's investments. For information on the Fund's policy regarding the valuation of investments, please refer to the Security Valuation section of Note A in the accompanying Notes to Financial Statements.
Assets	Level 1	Level 2	Level 3	Total

Fixed Income Investments (i)
Bonds	$—	$192,668,740	$—	$192,668,740
Loan Participations and Assignments	—	962,312	—	962,312
Short-Term Investments (i)	32,659,060	—	—	32,659,060
Derivatives (j)	274,220	1,813,837	—	2,088,057
Total	$32,933,280	$195,444,889	$—	$228,378,169
Liabilities
Derivatives (j)	$(195,208)	$(2,738,650)	$—	$(2,933,858)
Total	$(195,208)	$(2,738,650)	$—	$(2,933,858)

There have been no transfers between Level 1 and Level 2 fair value measurements during the year ended October 31, 2011.

(i) See Investment Portfolio for additional detailed categorizations.

(j) Derivatives include unrealized appreciation (depreciation) on futures contracts, credit default swap contracts and forward foreign currency exchange contracts.

The accompanying notes are an integral part of the financial statements.

Statement of Assets and Liabilities
as of October 31, 2011
Assets
Investments: Investments in non-affiliated securities, at value (cost $181,533,266) — including $10,566,656 of securities loaned	$193,631,052
Investment in Daily Assets Fund Institutional (cost $10,809,515)*	10,809,515
Investment in Central Cash Management Fund (cost $21,849,545)	21,849,545
Total investments in securities, at value (cost $214,192,326)	226,290,112
Cash	512,273
Foreign currency, at value (cost $1,753,934)	1,729,992
Deposit with broker for futures contracts	21
Cash held as collateral for forward foreign currency exchange contracts	1,935,000
Receivable for Fund shares sold	16,256
Interest receivable	1,618,705
Unrealized appreciation on forward foreign currency exchange contracts	1,813,837
Net receivable for open swap contracts	285,750
Foreign taxes recoverable	249
Other assets	12,640
Total assets	234,214,835
Liabilities
Payable upon return of securities loaned	10,809,515
Payable for investments purchased — when-issued/delayed delivery securities	40,956,180
Payable for Fund shares	276,157
Payable for daily variation margin on futures contracts	313,428
Unrealized depreciation on forward foreign currency exchange contracts	2,738,650
Upfront payments received on swap contracts	317,250
Accrued management fee	61,888
Other accrued expenses and payables	237,634
Total liabilities	55,710,702
Net assets, at value	$178,504,133

* Represents collateral on securities loaned.

The accompanying notes are an integral part of the financial statements.
Statement of Assets and Liabilities as of October 31, 2011 (continued)
Net Assets Consist of
Undistributed net investment income	520,195
Net unrealized appreciation (depreciation) on: Investments	12,097,786
Futures	79,012
Foreign currency	(969,478)
Accumulated net realized gain (loss)	(4,311,578)
Paid-in capital	171,088,196
Net assets, at value	$178,504,133
Net Asset Value
Class A Net Asset Value and redemption price per share(a) ($34,652,368 ÷ 3,401,217 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.19
Maximum offering price per share (100 ÷ 95.50 of $10.19)	$10.67
Class B Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($1,346,843 ÷ 132,103 shares of capital stock outstanding, $.01 par value, 50,000,000 shares authorized)	$10.20
Class C Net Asset Value, offering and redemption price(a) (subject to contingent deferred sales charge) per share ($6,228,814 ÷ 611,232 shares of capital stock outstanding, $.01 par value, 20,000,000 shares authorized)	$10.19
Class S Net Asset Value, offering and redemption price(a) per share ($136,276,108 ÷ 13,384,850 shares of capital stock outstanding, $.01 par value, 309,154,575 shares authorized)	$10.18

(a) Redemption price per share for shares held less than 15 days is equal to net asset value less a 2% redemption fee.

The accompanying notes are an integral part of the financial statements.

Statement of Operations
for the year ended October 31, 2011
Investment Income
Income: Interest	$6,976,572
Income distributions — Central Cash Management Fund	17,703
Securities lending income, including income from Daily Assets Fund Institutional, net of borrower rebates	4,338
Total income	6,998,613
Expenses: Management fee	723,359
Administration fee	177,034
Services to shareholders	276,433
Distribution and service fees	175,136
Custodian fee	51,018
Audit and tax fees	84,563
Legal fees	21,494
Reports to shareholders	65,846
Registration fees	54,942
Directors' fees and expenses	7,288
Other	38,727
Total expenses	1,675,840
Net investment income	5,322,773
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from: Investments	2,902,228
Swap contracts	(6,343,383)
Futures	1,184,054
Foreign currency	(1,400,367)
(3,657,468)
Change in net unrealized appreciation (depreciation) on: Investments	(4,817,664)
Futures	259,657
Foreign currency	(1,972,307)
(6,530,314)
Net gain (loss)	(10,187,782)
Net increase (decrease) in net assets resulting from operations	$(4,865,009)

The accompanying notes are an integral part of the financial statements.

Statement of Changes in Net Assets
	Years Ended October 31,
Increase (Decrease) in Net Assets	2011	2010
Operations: Net investment income	$5,322,773	$4,799,569
Net realized gain (loss)	(3,657,468)	(1,718,661)
Change in net unrealized appreciation (depreciation)	(6,530,314)	6,244,964
Net increase (decrease) in net assets resulting from operations	(4,865,009)	9,325,872
Distributions to shareholders from: Net investment income: Class A	(829,695)	(1,289,483)
Class B	(25,042)	(53,252)
Class C	(116,256)	(182,833)
Class S	(3,222,175)	(4,227,316)
Net realized gains: Class A	(128,720)	—
Class B	(5,747)	—
Class C	(25,655)	—
Class S	(419,431)	—
Return of capital: Class A	(279,894)	—
Class B	(8,448)	—
Class C	(39,219)	—
Class S	(1,086,988)	—
Total distributions	(6,187,270)	(5,752,884)
Fund share transactions: Proceeds from shares sold	76,641,505	56,962,081
Reinvestment of distributions	5,493,679	5,046,352
Payments for shares redeemed	(53,636,114)	(79,976,938)
Redemption fees	3,524	997
Net increase (decrease) in net assets from Fund share transactions	28,502,594	(17,967,508)
Increase from regulatory settlements (see Note H)	—	42,982
Increase (decrease) in net assets	17,450,315	(14,351,538)
Net assets at beginning of period	161,053,818	175,405,356
Net assets at end of period (including undistributed net investment income and accumulated distributions in excess of net investment income of $520,195 and $947,228, respectively)	$178,504,133	$161,053,818

The accompanying notes are an integral part of the financial statements.

Financial Highlights
	Years Ended October 31,
Class A	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.86	$10.55	$9.72	$9.97		$9.67
Income (loss) from investment operations: Net investment incomea	.30	.29	.25	.23		.22
Net realized and unrealized gain (loss)	(.61)	.38	1.36	(.23)		.33
Total from investment operations	(.31)	.67	1.61	(.00	)*	.55
Less distributions from: Net investment income	(.24)	(.36)	(.30)	(.25)		(.25)
Net realized gains	(.04)	—	(.48)	—		—
Return of capital	(.08)	—	—	—		—
Total distributions	(.36)	(.36)	(.78)	(.25)		(.25)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$10.19	$10.86	$10.55	$9.72		$9.97
Total Return (%)b	(2.97)	6.53	17.47	(.07	)c	5.92	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	35	39	38	32		29
Ratio of expenses before expense reductions (%)	1.12	1.16	1.21	1.43		1.60
Ratio of expenses after expense reductions (%)	1.12	1.16	1.21	1.27		1.40
Ratio of net investment income (%)	2.83	2.83	2.53	2.27		2.25
Portfolio turnover rate (%)	197	162	163	146		237
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class B	2011	2010	2009		2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.87	$10.56	$9.72		$9.97		$9.67
Income (loss) from investment operations: Net investment incomea	.21	.21	.17		.15		.14
Net realized and unrealized gain (loss)	(.61)	.37	1.38		(.23)		.33
Total from investment operations	(.40)	.58	1.55		(.08)		.47
Less distributions from: Net investment income	(.15)	(.27)	(.23)		(.17)		(.17)
Net realized gains	(.04)	—	(.48)		—		—
Return of capital	(.08)	—	—		—		—
Total distributions	(.27)	(.27)	(.71)		(.17)		(.17)
Redemption fees	.00 *	.00 *	.00	*	.00	*	.00	*
Net asset value, end of period	$10.20	$10.87	$10.56		$9.72		$9.97
Total Return (%)b	(3.78)	5.66	16.56	c	(.72	)c	4.96	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	1	2	2		3		2
Ratio of expenses before expense reductions (%)	1.91	1.99	2.06		2.24		2.38
Ratio of expenses after expense reductions (%)	1.91	1.99	2.01		2.02		2.15
Ratio of net investment income (%)	2.04	2.00	1.73		1.52		1.50
Portfolio turnover rate (%)	197	162	163		146		237
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class C	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.86	$10.55	$9.72	$9.97		$9.66
Income (loss) from investment operations: Net investment incomea	.22	.22	.18	.15		.15
Net realized and unrealized gain (loss)	(.61)	.37	1.36	(.23)		.33
Total from investment operations	(.39)	.59	1.54	(.08)		.48
Less distributions from: Net investment income	(.16)	(.28)	(.23)	(.17)		(.17)
Net realized gains	(.04)	—	(.48)	—		—
Return of capital	(.08)	—	—	—		—
Total distributions	(.28)	(.28)	(.71)	(.17)		(.17)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$10.19	$10.86	$10.55	$9.72		$9.97
Total Return (%)b	(3.69)	5.74	16.60	(.82	)c	5.08	c
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	6	8	7	6		4
Ratio of expenses before expense reductions (%)	1.86	1.90	1.95	2.15		2.35
Ratio of expenses after expense reductions (%)	1.86	1.90	1.95	2.02		2.14
Ratio of net investment income (%)	2.09	2.09	1.79	1.52		1.51
Portfolio turnover rate (%)	197	162	163	146		237
a Based on average shares outstanding during the period.
b Total return does not reflect the effect of any sales charges.
c Total return would have been lower had certain expenses not been reduced.
* Amount is less than $.005.

	Years Ended October 31,
Class S	2011	2010	2009	2008		2007
Selected Per Share Data
Net asset value, beginning of period	$10.85	$10.55	$9.71	$9.96		$9.66
Income (loss) from investment operations: Net investment incomea	.33	.32	.28	.26		.24
Net realized and unrealized gain (loss)	(.62)	.37	1.37	(.23)		.34
Total from investment operations	(.29)	.69	1.65	.03		.58
Less distributions from: Net investment income	(.26)	(.39)	(.33)	(.28)		(.28)
Net realized gains	(.04)	—	(.48)	—		—
Return of capital	(.08)	—	—	—		—
Total distributions	(.38)	(.39)	(.81)	(.28)		(.28)
Redemption fees	.00 *	.00 *	.00 *	.00	*	.00	*
Net asset value, end of period	$10.18	$10.85	$10.55	$9.71		$9.96
Total Return (%)	(2.72)	6.73	17.90	.17	b	6.09	b
Ratios to Average Net Assets and Supplemental Data
Net assets, end of period ($ millions)	136	112	128	105		95
Ratio of expenses before expense reductions (%)	.84	.90	.91	1.17		1.33
Ratio of expenses after expense reductions (%)	.84	.90	.91	1.02		1.15
Ratio of net investment income (%)	3.11	3.09	2.83	2.52		2.50
Portfolio turnover rate (%)	197	162	163	146		237
a Based on average shares outstanding during the period. b Total return would have been lower had certain expenses not been reduced. * Amount is less than $.005.

Notes to Financial Statements

A. Organization and Significant Accounting Policies

DWS Enhanced Global Bond Fund (formerly DWS Global Bond Fund) (the "Fund") is a non-diversified series of DWS Global/International Fund, Inc. (the "Corporation"), which is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company organized as a Maryland corporation.

The Fund offers multiple classes of shares which provide investors with different purchase options. Class A shares are offered to investors subject to an initial sales charge. Class B shares of the Fund are closed to new purchases, except exchanges or the reinvestment of dividends or other distributions. Class B shares were offered to investors without an initial sales charge and are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered to investors without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not automatically convert into another class. Class S shares are not subject to initial or contingent deferred sales charges and are generally not available to new investors except under certain circumstances.

Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares, except that each class bears certain expenses unique to that class such as services to shareholders, distribution and service fees and certain other class-specific expenses. Differences in class-level expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class-specific arrangements.

The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates. Actual results could differ from those estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange on each day the exchange is open for trading.

Various inputs are used in determining the value of the Fund's investments. These inputs are summarized in three broad levels. Level 1 includes quoted prices in active markets for identical securities. Level 2 includes other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk). Level 3 includes significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments). The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Debt securities are valued at prices supplied by independent pricing services approved by the Fund's Board. If the pricing services are unable to provide valuations, securities are valued at the most recent bid quotation or evaluated price, as applicable, obtained from one or more broker-dealers. Such services may use various pricing techniques which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes. These securities are generally categorized as Level 2.

Money market instruments purchased with an original or remaining maturity of sixty days or less, maturing at par, are valued at amortized cost, which approximates value, and are categorized as Level 2. Investments in open-end investment companies are valued at their net asset value each business day and are categorized as Level 1.

Futures contracts are generally valued at the settlement prices established each day on the exchange on which they are traded and are categorized as Level 1.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and are categorized as Level 2.

Swap contracts are valued daily based upon prices supplied by a Board approved pricing vendor, if available, and otherwise are valued at the price provided by the broker-dealer. Swap contracts are generally categorized as Level 2.

Securities and other assets for which market quotations are not readily available or for which the above valuation procedures are deemed not to reflect fair value are valued in a manner that is intended to reflect their fair value as determined in accordance with procedures approved by the Board and are generally categorized as Level 3. In accordance with the Fund's valuation procedures, factors used in determining value may include, but are not limited to, the type of the security; the size of the holding; the initial cost of the security; the existence of any contractual restrictions on the security's disposition; the price and extent of public trading in similar securities of the issuer or of comparable companies; quotations or evaluated prices from broker-dealers and/or pricing services; information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities); an analysis of the company's or issuer's financial statements; an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold and with respect to debt securities; the maturity, coupon, creditworthiness, currency denomination and the movement of the market in which the security is normally traded. The value determined under these procedures may differ from published values for the same securities.

Disclosure about the classification of fair value measurements is included in a table following the Fund's Investment Portfolio.

New Accounting Pronouncement. In May 2011, Accounting Standards Update 2011-04 (ASU 2011-04), Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs, was issued and is effective during interim and annual periods beginning after December 15, 2011. ASU 2011-04 amends Accounting Standards Codification (ASC) Topic 820, Fair Value Measurement. The amendments are the result of the work by the Financial Accounting Standards Board and the International Accounting Standards Board to develop common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with GAAP. Management is currently evaluating the application of ASU 2011-04 and its impact, if any, on the Fund's financial statements.

Securities Lending. The Fund lends securities to certain financial institutions. The Fund retains beneficial ownership of the securities it has loaned and continues to receive interest and dividends paid by the issuer of securities and to participate in any changes in their market value. The Fund requires the borrowers of the securities to maintain collateral with the Fund consisting of either cash or liquid, unencumbered assets having a value at least equal to the value of the securities loaned. When the collateral falls below specified amounts, the lending agent will use its best effort to obtain additional collateral on the next business day to meet required amounts under the security lending agreement. The Fund may invest the cash collateral into a joint trading account in an affiliated money market fund pursuant to Exemptive Orders issued by the SEC. The Fund receives compensation for lending its securities either in the form of fees or by earning interest on invested cash collateral net of borrower rebates and fees paid to a lending agent. Either the Fund or the borrower may terminate the loan. There may be risks of delay and costs in recovery of securities or even loss of rights in the collateral should the borrower of the securities fail financially. The Fund is also subject to all investment risks associated with the reinvestment of any cash collateral received, including, but not limited to, interest rate, credit and liquidity risk associated with such investments.

Loan Participations and Assignments. Loan Participations and Assignments are portions of loans originated by banks and sold in pieces to investors. These U.S. dollar-denominated fixed and floating rate loans ("Loans") in which the Fund invests, are arranged between the borrower and one or more financial institutions ("Lenders"). These Loans may take the form of Senior Loans, which are corporate obligations often issued in connection with recapitalizations, acquisitions, leveraged buy-outs and refinancings, and Sovereign Loans, which are debt instruments between a foreign sovereign entity and one or more financial institutions. The Fund invests in such Loans in the form of participations in Loans ("Participations") or assignments of all or a portion of Loans from third parties ("Assignments"). Participations typically result in the Fund having a contractual relationship only with the Lender, not with the borrower. The Fund has the right to receive payments of principal, interest and any fees to which it is entitled from the Lender selling the Participation and only upon receipt by the Lender of the payments from the borrower. In connection with purchasing Participations, the Fund generally has no right to enforce compliance by the borrower with the terms of the loan agreement relating to the Loan, or any rights of set-off against the borrower, and the Fund will not benefit directly from any collateral supporting the Loan in which it has purchased the Participation. As a result, the Fund assumes the credit risk of both the borrower and the Lender that is selling the Participation. Assignments typically result in the Fund having a direct contractual relationship with the borrower, and the Fund may enforce compliance by the borrower with the terms of the loan agreement. Senior Loans held by the Fund are generally in the form of Assignments but the Fund may also invest in Participations. All Loan Participations and Assignments involve interest rate risk, liquidity risk and credit risk, including the potential default or insolvency of the borrower.

Foreign Currency Translations. The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated into U.S. dollars at the prevailing exchange rates at period end. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars at the prevailing exchange rates on the respective dates of the transactions.

Net realized and unrealized gains and losses on foreign currency transactions represent net gains and losses between trade and settlement dates on securities transactions, the acquisition and disposition of foreign currencies, and the difference between the amount of net investment income accrued and the U.S. dollar amount actually received. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed but is included with net realized and unrealized gain/appreciation and loss/depreciation on investments.

When-Issued/Delayed Delivery Securities. The Fund may purchase or sell securities with delivery or payment to occur at a later date beyond the normal settlement period. At the time the Fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the transaction is reflected in the net asset value. The price of such security and the date when the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. At the time the Fund enters into a purchase transaction it is required to segregate cash or other liquid assets at least equal to the amount of the commitment.

Certain risks may arise upon entering into when-issued or delayed delivery transactions from the potential inability of counterparties to meet the terms of their contracts or if the issuer does not issue the securities due to political, economic, or other factors. Additionally, losses may arise due to changes in the value of the underlying securities.

Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders.

At October 31, 2011, the Fund had a net tax basis capital loss carryforward of approximately $3,507,000, which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until October 31, 2019 (the expiration date), whichever occurs first.

Additionally, based on the Fund's understanding of the tax rules and rates related to income, gains and transactions for the foreign jurisdictions in which it invests, the Fund will provide for foreign taxes, and where appropriate, deferred foreign taxes.

On December 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the "Act") was enacted. Under the Act, net capital losses may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Previously, net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result of this ordering rule, pre-enactment capital loss carryforwards may expire unused, whereas under the previous rules these losses may have been utilized. This change is effective for fiscal years beginning after the date of enactment.

The Fund has reviewed the tax positions for the open tax years as of October 31, 2011 and has determined that no provision for income tax is required in the Fund's financial statements. The Fund's federal tax returns for the prior three fiscal years remain open subject to examination by the Internal Revenue Service.

Distribution of Income and Gains. Net investment income of the Fund is declared and distributed to shareholders monthly. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed, and, therefore, will be distributed to shareholders at least annually.

The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations which may differ from accounting principles generally accepted in the United States of America. These differences primarily relate to premium amortization on debt securities, investments in foreign denominated investments, forward currency contracts, futures contracts, swap contracts, recognition of certain foreign currency gains (losses) as ordinary income (loss), and certain securities sold at a loss. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

At October 31, 2011, the Fund's components of distributable earnings (accumulated losses) on a tax basis were as follows:
Capital loss carryforwards	$(3,507,000)
Unrealized appreciation (depreciation) on investments	$11,269,867

In addition, the tax character of distributions paid to shareholders by the Fund are summarized as follows:
	Years Ended October 31,
	2011	2010
Distributions from ordinary income*	$4,772,722	$5,752,884
Return of capital distributions	$1,414,549	$—

* For tax purposes, short-term capital gain distributions are considered ordinary income distributions.

Redemption Fees. The Fund imposes a redemption fee of 2% of the total redemption amount on all Fund shares redeemed or exchanged within 15 days of buying them, either by purchase or exchange. This fee is assessed and retained by the Fund for the benefit of the remaining shareholders. The redemption fee is accounted for as an addition to paid-in capital.

Expenses. Expenses of the Corporation arising in connection with a specific fund are allocated to that fund. Other Corporation expenses which cannot be directly attributed to a fund are apportioned among the funds in the Corporation.

Contingencies. In the normal course of business, the Fund may enter into contracts with service providers that contain general indemnification clauses. The Fund's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet been made. However, based on experience, the Fund expects the risk of loss to be remote.

Other. Investment transactions are accounted for on a trade date plus one basis for daily net asset value calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is recorded on the accrual basis. Realized gains and losses from investment transactions are recorded on an identified cost basis and may include proceeds from litigation. All premiums and discounts are amortized/accreted for financial reporting purposes, with the exception of securities in default of principal.

B. Derivative Instruments

Credit Default Swap Contracts. A credit default swap is a contract between a buyer and a seller of protection against pre-defined credit events for the reference entity. For the year ended October 31, 2011, the Fund sold credit default swap contracts to gain exposure to an underlying issuer's credit quality characteristics without directly investing in that issuer, or to economically hedge the risk of default on Fund securities. As a seller in the credit default swap contract, the Fund is required to pay the par (or other agreed-upon) value of the referenced entity to the counterparty with the occurrence of a credit event by a third party, such as a U.S. or foreign corporate issuer, on the reference entity, which would likely result in a loss to the Fund. In return, the Fund receives from the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Fund keeps the stream of payments with no payment obligations. The Fund also buys credit default swap contracts in order to hedge against the risk of a credit event on debt securities, in which case the Fund functions as the counterparty referenced above. This involves the risk that the contract may expire worthless. It also involves counterparty risk that the seller may fail to satisfy its payment obligations to the Fund with the occurrence of a credit event. When the Fund sells a credit default swap contract it will cover its commitment. This may be achieved by, among other methods, maintaining cash or liquid assets equal to the aggregate notional value of the reference entities for all outstanding credit default swap contracts sold by the Fund.

The value of the credit default swap is adjusted daily and the change in value, if any, is recorded daily as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Under the terms of the credit default swap contracts, the Fund receives or makes quarterly payments based on a specified interest rate on a fixed notional amount. These payments are recorded as a realized gain or loss in the Statement of Operations. Payments received or made as a result of a credit event or termination of the contract are recognized, net of a proportional amount of the upfront payment, as realized gains or losses in the Statement of Operations.

A summary of the open credit default swap contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in credit default swap contracts sold had a total notional value generally indicative of a range from $0 to $20,200,000.

Total Return Swap Contracts. Total return swaps involve commitments to pay interest in exchange for a market-linked return based on a notional amount. For the year ended October 31, 2011, the Fund entered into total return swap transactions to enhance potential gains. To the extent the total return of the reference security or index underlying the total return swap exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment or make a payment to the counterparty, respectively. Certain risks may arise when entering into swap transactions including counterparty default, liquidity or unfavorable changes in the value of the underlying reference security or index. The value of the swap is adjusted daily and the change in value, if any, is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. An upfront payment, if any, made by the Fund is recorded as an asset in the Statement of Assets and Liabilities. An upfront payment, if any, received by the Fund is recorded as a liability in the Statement of Assets and Liabilities. Payments received or made at the end of each measurement period are recorded as realized gain or loss in the Statement of Operations.

There were no open total return swap contracts as of October 31, 2011. For the year ended October 31, 2011, the Fund's investment in total return swap contracts had a total notional amount generally indicative of a range from $0 to $143,000,000.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of a financial instrument at a specified price on a specific date (settlement date). For the year ended October 31, 2011, the Fund entered into futures contracts as a hedge against anticipated interest rate or currency market changes. The Fund also entered into futures contracts for non-hedging purposes to seek to enhance potential gains.

Futures contracts are valued at the most recent settlement price. Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary cash or securities ("initial margin") in an amount equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund dependent upon the daily fluctuations in the value and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. Gains or losses are realized when the contract expires or is closed. Since all futures contracts are exchange traded, counterparty risk is minimized as the exchange's clearinghouse acts as the counterparty, and guarantees the futures contracts against default.

Certain risks may arise upon entering into futures contracts, including the risk that an illiquid market will limit the Fund's ability to close out a futures contract prior to the settlement date and the risk that the futures contract is not well correlated with the security, index or currency to which it relates. Risk of loss may exceed amounts recognized in the Statement of Assets and Liabilities.

A summary of the open futures contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in futures contracts purchased had a total notional value generally indicative of a range from approximately $1,846,000 to $15,436,000, and the investment in futures contracts sold had a total notional value generally indicative of a range from approximately $1,785,000 to $45,972,000.

Forward Foreign Currency Exchange Contracts. A forward foreign currency exchange contract ("forward currency contract") is a commitment to purchase or sell a foreign currency at the settlement date at a negotiated rate. For the year ended October 31, 2011, the Fund entered into forward currency contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign currency denominated portfolio holdings and to facilitate transactions in foreign currency denominated securities. In addition, the Fund also engaged in forward currency contracts for non-hedging purposes to seek to enhance potential gains.

Forward currency contracts are valued at the prevailing forward exchange rate of the underlying currencies and unrealized gain (loss) is recorded daily. On the settlement date of the forward currency contract, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value of the contract at the time it was closed. Certain risks may arise upon entering into forward currency contracts from the potential inability of counterparties to meet the terms of their contracts. The maximum counterparty credit risk to the Fund is measured by the unrealized gain on appreciated contracts. Additionally, when utilizing forward currency contracts to hedge, the Fund gives up the opportunity to profit from favorable exchange rate movements during the term of the contract.

A summary of the open forward currency contracts as of October 31, 2011 is included in a table following the Fund's Investment Portfolio. For the year ended October 31, 2011, the investment in forward currency contracts short vs. U.S. dollars had a total contract value generally indicative of a range from approximately $10,941,000 to $86,112,000, and the investment in forward currency contracts long vs. U.S. dollars had a total contract value generally indicative of a range from approximately $20,776,000 to $131,849,000. The investment in forward currency contracts long vs. other foreign currencies sold had a total contract value generally indicative of a range from $0 to approximately $8,157,000.

The following tables summarize the value of the Fund's derivative instruments held as of October 31, 2011 and the related location in the accompanying Statement of Assets and Liabilities, presented by primary underlying risk exposure:
Asset Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$274,220	$274,220
Foreign Exchange Contracts (b)	1,813,837	—	1,813,837
	$1,813,837	$274,220	$2,088,057

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative appreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized appreciation on forward foreign currency exchange contracts
Liability Derivatives	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$(195,208)	$(195,208)
Foreign Exchange Contracts (b)	(2,738,650)	—	(2,738,650)
	$(2,738,650)	$(195,208)	$(2,933,858)

Each of the above derivatives is located in the following Statement of Assets and Liabilities accounts:

(a) Includes cumulative depreciation of futures contracts as disclosed in the Investment Portfolio. Unsettled variation margin is disclosed separately within the Statement of Assets and Liabilities.

(b) Unrealized depreciation on forward foreign currency exchange contracts

Additionally, the amount of unrealized and realized gains and losses on derivative instruments recognized in Fund earnings during the year ended October 31, 2011 and the related location in the accompanying Statement of Operations is summarized in the following tables by primary underlying risk exposure:
Realized Gain (Loss)	Forward Contracts	Swap Contracts	Futures Contracts	Total
Interest Rate Contract (a)	$—	$—	$1,184,054	$1,184,054
Credit Contracts (b)	—	(881,784)	—	(881,784)
Foreign Exchange Contracts (c)	(1,902,901)	(5,461,599)	—	(7,364,500)
	$(1,902,901)	$(6,343,383)	$1,184,054	$(7,062,230)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Net realized gain (loss) from futures contracts

(b) Net realized gain (loss) from swap contracts

(c) Net realized gain (loss) from foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions) and swap contracts.
Change in Net Unrealized Appreciation (Depreciation)	Forward Contracts	Futures Contracts	Total
Interest Rate Contracts (a)	$—	$259,657	$259,657
Foreign Exchange Contracts (b)	(1,872,040)	—	(1,872,040)
	$(1,872,040)	$259,657	$(1,612,383)

Each of the above derivatives is located in the following Statement of Operations accounts:

(a) Change in net unrealized appreciation (depreciation) on futures contracts

(b) Change in net unrealized appreciation (depreciation) on foreign currency (Statement of Operations includes both forward currency contracts and foreign currency transactions)

C. Purchases and Sales of Securities

During the year ended October 31, 2011, purchases and sales of investment securities (excluding short-term investments and U.S. Treasury obligations) aggregated $346,238,439 and $335,560,176, respectively. Purchases and sales of U.S. Treasury obligations aggregated $24,830,768 and $6,103,064, respectively.

D. Related Parties

Management Agreement. Under the Investment Management Agreement with Deutsche Investment Management Americas Inc. ("DIMA" or the "Advisor"), an indirect, wholly owned subsidiary of Deutsche Bank AG, the Advisor directs the investments of the Fund in accordance with its investment objectives, policies and restrictions. The Advisor determines the securities, instruments and other contracts relating to investments to be purchased, sold or entered into by the Fund.

Under the Investment Management Agreement, the Fund pays a monthly management fee equal to an annual rate of 0.41% of the Fund's average daily net assets, computed and accrued daily and payable monthly.

For the period from November 1, 2010 through September 30, 2011, the Advisor had contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.99%.

Effective October 1, 2011 through September 30, 2012, the Advisor has contractually agreed to waive its fees and/or reimburse certain operating expenses of Class B shares to the extent necessary to maintain the operating expenses (excluding certain expenses such as extraordinary expenses, taxes, brokerage and interest) at 1.89%.

Administration Fee. Pursuant to an Administrative Services Agreement, DIMA provides most administrative services to the Fund. For all services provided under the Administrative Services Agreement, the Fund pays the Advisor an annual fee ("Administration Fee") of 0.10% of the Fund's average daily net assets, computed and accrued daily and payable monthly. For the year ended October 31, 2011, the Administration Fee was $177,034, of which $15,095 is unpaid.

Service Provider Fees. DWS Investments Service Company ("DISC"), an affiliate of the Advisor, is the transfer agent, dividend-paying agent and shareholder service agent of the Fund. Pursuant to a sub-transfer agency agreement between DISC and DST Systems, Inc. ("DST"), DISC has delegated certain transfer agent, dividend-paying agent and shareholder service agent functions to DST. DISC compensates DST out of the shareholder servicing fee it receives from the Fund. For the year ended October 31, 2011, the amounts charged to the Fund by DISC were as follows:
Services to Shareholders	Total Aggregated	Unpaid at October 31, 2011
Class A	$42,115	$9,608
Class B	1,757	334
Class C	5,390	1,089
Class S	117,538	29,232
	$166,800	$40,263

Distribution and Service Fees. Under the Fund's Class B and Class C 12b-1 Plans, DWS Investments Distributors, Inc., ("DIDI"), an affiliate of the Advisor, receives a fee ("Distribution Fee") of 0.75% of average daily net assets of each of Class B and C shares. In accordance with the Fund's Underwriting and Distribution Services Agreement, DIDI enters into related selling group agreements with various firms at various rates for sales of Class B and C shares. For the year ended October 31, 2011, the Distribution Fee was as follows:
Distribution Fee	Total Aggregated	Unpaid at October 31, 2011
Class B	$11,650	$690
Class C	51,627	4,012
	$63,277	$4,702

In addition, DIDI provides information and administrative services for a fee ("Service Fee") to Class A, B and C shareholders at an annual rate of up to 0.25% of average daily net assets for each such class. DIDI in turn has various agreements with financial services firms that provide these services and pays these fees based upon the assets of shareholder accounts the firms service. For the year ended October 31, 2011, the Service Fee was as follows:
Service Fee	Total Aggregated	Unpaid at October 31, 2011	Annual Effective Rate
Class A	$90,936	$21,790	.25%
Class B	3,853	873	.25%
Class C	17,070	4,004	.25%
	$111,859	$26,667

Underwriting Agreement and Contingent Deferred Sales Charge. DIDI is the principal underwriter for the Fund. Underwriting commissions paid in connection with the distribution of Class A shares for the year ended October 31, 2011, aggregated $6,632.

In addition, DIDI receives any contingent deferred sales charge ("CDSC") from Class B share redemptions occurring within six years of purchase and Class C share redemptions occurring within one year of purchase. There is no such charge upon redemption of any share appreciation or reinvested dividends. The CDSC is based on declining rates, ranging from 4% to 1% for Class B and 1% for Class C, of the value of the shares redeemed. For the year ended October 31, 2011, the CDSC for Class B and Class C shares was $2,384 and $13,668, respectively. A deferred sales charge of up to 0.85% is assessed on certain redemptions of Class A shares. For the year ended October 31, 2011, DIDI received $568 for Class A shares.

Typesetting and Filing Service Fees. Under an agreement with DIMA, DIMA is compensated for providing typesetting and certain regulatory filing services to the Fund. For the year ended October 31, 2011, the amount charged to the Fund by DIMA included in the Statement of Operations under "reports to shareholders" aggregated $25,653, of which $7,745 is unpaid.

Directors' Fees and Expenses. The Fund paid each Director not affiliated with the Advisor retainer fees plus specified amounts for various committee services and for the Board Chairperson.

Affiliated Cash Management Vehicle. The Fund may invest uninvested cash balances in Central Cash Management Fund, which is managed by the Advisor. The Fund indirectly bears its proportionate share of the expenses of Central Cash Management Fund. Central Cash Management Fund does not pay the Advisor an investment management fee. Central Cash Management Fund seeks a high level of current income consistent with liquidity and the preservation of capital.

E. Investing in Emerging Markets

Investing in emerging markets may involve special risks and considerations not typically associated with investing in developed markets. These risks include revaluation of currencies, high rates of inflation or deflation, repatriation restrictions on income and capital, and future adverse political, social and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls or delayed settlements, and may have prices that are more volatile or less easily assessed than those of comparable securities of issuers in developed markets.

F. Line of Credit

The Fund and other affiliated funds (the "Participants") share in a $450 million revolving credit facility provided by a syndication of banks. The Fund may borrow for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The Participants are charged an annual commitment fee which is allocated based on net assets, among each of the Participants. Interest is calculated at a rate per annum equal to the sum of the Federal Funds Rate plus 1.25 percent plus if LIBOR exceeds the Federal Funds Rate the amount of such excess. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement. The Fund had no outstanding loans at October 31, 2011.

G. Share Transactions

The following table summarizes share and dollar activity in the Fund:
	Year Ended October 31, 2011		Year Ended October 31, 2010
	Shares	Dollars	Shares	Dollars
Shares sold
Class A	845,040	$8,893,144	1,023,602	$10,710,266
Class B	17,837	188,117	66,750	700,879
Class C	175,273	1,841,852	341,279	3,575,421
Class S	6,218,027	65,718,392	4,016,706	41,975,515
		$76,641,505		$56,962,081
Shares issued to shareholders in reinvestment of distributions
Class A	107,133	$1,120,087	110,643	$1,147,013
Class B	2,619	27,403	3,612	37,462
Class C	12,055	126,091	12,423	128,875
Class S	404,050	4,220,098	360,219	3,733,002
		$5,493,679		$5,046,352
Shares redeemed
Class A	(1,134,823)	$(11,922,341)	(1,169,975)	$(12,157,779)
Class B	(53,350)	(562,231)	(123,167)	(1,281,727)
Class C	(315,353)	(3,321,964)	(254,580)	(2,650,616)
Class S	(3,583,381)	(37,829,578)	(6,184,456)	(63,886,816)
		$(53,636,114)		$(79,976,938)
Redemption fees		$3,524		$997
Net increase (decrease)
Class A	(182,650)	$(1,908,355)	(35,730)	$(300,468)
Class B	(32,894)	(346,679)	(52,805)	(543,386)
Class C	(128,025)	(1,353,874)	99,122	1,053,941
Class S	3,038,696	32,111,502	(1,807,531)	(18,177,595)
		$28,502,594		$(17,967,508)

H. Regulatory Settlements

On March 30, 2010, the Fund was entitled to receive $42,982 as part of a settlement with the SEC by a non-affiliated third party broker. The payment is included in "Increase from regulatory settlements" in the Statement of Changes in Net Assets for the year ended October 31, 2010. The amount of the payment was 0.03% of the Fund's average net assets.

Report of Independent Registered Public Accounting Firm

To the Board of Directors of DWS Global/International Fund, Inc. and Shareholders of DWS Enhanced Global Bond Fund:

In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of DWS Enhanced Global Bond Fund (formerly DWS Global Bond Fund) (the"Fund") at October 31, 2011, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.
Boston, Massachusetts December 23, 2011	PricewaterhouseCoopers LLP

Tax Information (Unaudited)

A total of 1% of the dividends distributed during the fiscal year was derived from interest on U.S. government securities, which is generally exempt from state income tax.

Please consult a tax advisor if you have questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your account, please call (800) 621-1048.

Investment Management Agreement Approval

The Board of Directors, including the Independent Directors, approved the renewal of your Fund's investment management agreement (the "Agreement") with Deutsche Investment Management Americas Inc. ("DWS") in September 2011.

In terms of the process that the Board followed prior to approving the Agreement, shareholders should know that:

• In September 2011, all of the Fund's Directors were independent of DWS and its affiliates.

• The Directors met frequently during the past year to discuss fund matters and dedicated a substantial amount of time to contract review matters. Over the course of several months, the Board's Contract Committee, in coordination with the Board's Fixed Income and Quant Oversight Committee, reviewed comprehensive materials received from DWS, independent third parties and independent counsel. These materials included an analysis of the Fund's performance, fees and expenses, and profitability compiled by the Fund's independent fee consultant. The Board also received extensive information throughout the year regarding performance of the Fund.

• The Independent Directors regularly meet privately with their independent counsel to discuss contract review and other matters. In addition, the Independent Directors were also advised by the Fund's independent fee consultant in the course of their review of the Fund's contractual arrangements and considered a comprehensive report prepared by the independent fee consultant in connection with their deliberations (the "IFC Report").

• In connection with reviewing the Agreement, the Board also reviewed the terms of the Fund's Rule 12b-1 plan, distribution agreement, administrative services agreement, transfer agency agreement and other material service agreements.

• Based on its evaluation of the information provided, the Contract Committee presented its findings and recommendations to the Board, which consists of all Independent Directors. The Board then reviewed the Contract Committee's findings and recommendations.

In connection with the contract review process, the Contract Committee and the Board considered the factors discussed below, among others. The Board also considered that DWS and its predecessors have managed the Fund since its inception, and the Board believes that a long-term relationship with a capable, conscientious advisor is in the best interests of the Fund. The Board considered, generally, that shareholders chose to invest or remain invested in the Fund knowing that DWS managed the Fund, and that the Agreement was approved by the Fund's shareholders. DWS is part of Deutsche Bank, a major global banking institution that is engaged in a wide range of financial services. The Board believes that there are significant advantages to being part of a global asset management business that offers a wide range of investing expertise and resources, including hundreds of portfolio managers and analysts with research capabilities in many countries throughout the world.

While shareholders may focus primarily on fund performance and fees, the Fund's Board considers these and many other factors, including the quality and integrity of DWS's personnel and such other issues as back-office operations, fund valuations, and compliance policies and procedures.

Nature, Quality and Extent of Services. The Board considered the terms of the Agreement, including the scope of advisory services provided under the Agreement. The Board noted that, under the Agreement, DWS provides portfolio management services to the Fund and that, pursuant to a separate administrative services agreement, DWS provides administrative services to the Fund. The Board considered the experience and skills of senior management and investment personnel, the resources made available to such personnel, the ability of DWS to attract and retain high-quality personnel, and the organizational depth and stability of DWS. The Board reviewed the Fund's performance over short-term and long-term periods and compared those returns to various agreed-upon performance measures, including market indices and a peer universe compiled by the independent fee consultant using information supplied by Lipper Inc. ("Lipper"). The Board also noted that it has put into place a process of identifying "Focus Funds" (e.g., funds performing poorly relative to their benchmark or a peer universe compiled by an independent fund data service), and receives more frequent reporting and information from DWS regarding such funds, along with DWS's remedial plans to address underperformance. The Board believes this process is an effective manner of identifying and addressing underperforming funds. Based on the information provided, the Board noted that for the one-, three- and five-year periods ended December 31, 2010, the Fund's performance (Class A shares) was in the 4th quartile, 2nd quartile and 3rd quartile, respectively, of the applicable Lipper universe (the 1st quartile being the best performers and the 4th quartile being the worst performers). The Board also observed that the Fund has outperformed its benchmark in the three-year period and has underperformed its benchmark in the one- and five-year periods ended December 31, 2010. The Board noted the disappointing investment performance of the Fund in recent periods and continued to discuss with senior management of DWS the factors contributing to such underperformance and actions being taken to improve performance. The Board recognized that DWS has made significant changes in its investment personnel and processes in recent years in an effort to improve long-term performance.

On the basis of this evaluation and the ongoing review of investment results by the Board, the Board concluded that the nature, quality and extent of services provided by DWS historically have been and continue to be satisfactory.

Fees and Expenses. The Board considered the Fund's investment management fee schedule, operating expenses and total expense ratios, and comparative information provided by Lipper and the independent fee consultant regarding investment management fee rates paid to other investment advisors by similar funds (1st quartile being the most favorable and 4th quartile being the least favorable). With respect to management fees paid to other investment advisors by similar funds, the Board noted that the contractual fee rates paid by the Fund, which include a 0.10% fee paid to DWS under the Fund's administrative services agreement, were lower than the median (2nd quartile) of the applicable Lipper peer group (based on Lipper data provided as of December 31, 2010). The Board noted that the Fund's Class A shares total (net) operating expenses (excluding 12b-1 fees) were expected to be higher than the median (3rd quartile) of the applicable Lipper expense universe (based on Lipper data provided as of December 31, 2010, and analyzing Lipper expense universe Class A expenses less any applicable 12b-1 fees) ("Lipper Universe Expenses"). The Board also reviewed data comparing each share class's total (net) operating expenses to the applicable Lipper Universe Expenses. The Board considered the Fund's management fee rate as compared to fees charged by DWS and certain of its affiliates for comparable mutual funds and considered differences in fund and fee structures between the DWS Funds. The Board also considered how the Fund's total (net) operating expenses compared to the total (net) operating expenses of a more customized peer group selected by Lipper (based on such factors as asset size).

The Board also noted that the expense limitation agreed to by DWS helped to ensure that the Fund's total (net) operating expenses would remain competitive.

The information considered by the Board as part of its review of management fees included information regarding fees charged by DWS and its affiliates to similar institutional accounts and to similar funds offered primarily to European investors ("DWS Europe funds"), in each case as applicable. The Board observed that advisory fee rates for institutional accounts generally were lower than the management fees charged by similarly managed DWS U.S. mutual funds ("DWS Funds"), but also took note of the differences in services provided to DWS Funds as compared to institutional accounts. In the case of DWS Europe funds, the Board observed that fee rates for DWS Europe funds generally were higher than for similarly managed DWS Funds, but noted that differences in the types of services provided to DWS Funds relative to DWS Europe funds made it difficult to compare such fees.

The Board noted that DWS agreed to reduce the Fund's contractual management fee effective December 1, 2008.

On the basis of the information provided, the Board concluded that management fees were reasonable and appropriate in light of the nature, quality and extent of services provided by DWS.

Profitability. The Board reviewed detailed information regarding revenues received by DWS under the Agreement. The Board considered the estimated costs and pre-tax profits realized by DWS from advising the DWS Funds, as well as estimates of the pre-tax profits attributable to managing the Fund in particular. The Board also received information regarding the estimated enterprise-wide profitability of DWS and its affiliates with respect to all fund services in totality and by fund. The Board and the independent fee consultant reviewed DWS's methodology in allocating its costs to the management of the Fund. Based on the information provided, the Board concluded that the pre-tax profits realized by DWS in connection with the management of the Fund were not unreasonable. The Board also reviewed information regarding the profitability of certain similar investment management firms. The Board noted that while information regarding the profitability of such firms is limited (and in some cases is not necessarily prepared on a comparable basis), DWS and its affiliates' overall profitability with respect to the DWS fund complex (after taking into account distribution and other services provided to the funds by DWS and its affiliates) was lower than the overall profitability levels of many comparable firms for which such data was available.

Economies of Scale. The Board considered whether there are economies of scale with respect to the management of the Fund and whether the Fund benefits from any economies of scale. In this regard, the Board noted that while the Fund's current investment management fee schedule does not include breakpoints, the Board intends to consider implementation of one or more breakpoints once the Fund reaches an efficient operating size. The Board concluded that the Fund's fee schedule represents an appropriate sharing between the Fund and DWS of such economies of scale as may exist in the management of the Fund at current asset levels.

Other Benefits to DWS and Its Affiliates. The Board also considered the character and amount of other incidental benefits received by DWS and its affiliates, including any fees received by DWS for administrative services provided to the Fund and any fees received by an affiliate of DWS for distribution services. The Board also considered benefits to DWS related to brokerage and soft-dollar allocations, including allocating brokerage to pay for research generated by parties other than the executing broker dealers, which pertain primarily to funds investing in equity securities, along with the incidental public relations benefits to DWS related to DWS Funds advertising and cross-selling opportunities among DWS products and services. The Board concluded that management fees were reasonable in light of these fallout benefits.

Compliance. The Board considered the significant attention and resources dedicated by DWS to documenting and enhancing its compliance processes in recent years. The Board noted in particular (i) the experience and seniority of both DWS's chief compliance officer and the Fund's chief compliance officer; (ii) the large number of DWS compliance personnel; and (iii) the substantial commitment of resources by DWS and its affiliates to compliance matters.

Based on all of the information considered and the conclusions reached, the Board unanimously determined that the continuation of the Agreement is in the best interests of the Fund. In making this determination, the Board did not give particular weight to any single factor identified above. The Board considered these factors over the course of numerous meetings, certain of which were in executive session with only the Independent Directors and their counsel present. It is possible that individual Directors may have weighed these factors differently in reaching their individual decisions to approve the continuation of the Agreement.

Summary of Management Fee Evaluation by Independent Fee Consultant

September 26, 2011

Pursuant to an Order entered into by Deutsche Investment Management Americas and affiliates (collectively, "DeAM") with the Attorney General of New York, I, Thomas H. Mack, have been appointed the Independent Fee Consultant for the DWS Funds (formerly the DWS Scudder Funds). My duties include preparing an annual written evaluation of the management fees DeAM charges the Funds, considering among other factors the management fees charged by other mutual fund companies for like services, management fees DeAM charges other clients for like services, DeAM's costs of supplying services under the management agreements and related profit margins, possible economies of scale if a Fund grows larger, and the nature and quality of DeAM's services, including fund performance. This report summarizes my evaluation for 2011, including my qualifications, the evaluation process for each of the DWS Funds, consideration of certain complex-level factors, and my conclusions. I served in substantially the same capacity in 2007, 2008, 2009 and 2010.

Qualifications

For more than 35 years I have served in various professional capacities within the investment management business. I have held investment analysis and advisory positions, including securities analyst, portfolio strategist and director of investment policy with a large investment firm. I have also performed business management functions, including business development, financial management and marketing research and analysis.

Since 1991, I have been an independent consultant within the asset management industry. I have provided services to over 125 client organizations, including investment managers, mutual fund boards, product distributors and related organizations. Over the past ten years I have completed a number of assignments for mutual fund boards, specifically including assisting boards with management contract renewal.

I hold a Master of Business Administration degree, with highest honors, from Harvard University and Master of Science and Bachelor of Science (highest honors) degrees from the University of California at Berkeley. I am an independent director and audit committee financial expert for two closed-end mutual funds and have served in various leadership and financial oversight capacities with non-profit organizations.

Evaluation of Fees for each DWS Fund

My work focused primarily on evaluating, fund-by-fund, the fees charged to each of the 109 mutual fund portfolios in the DWS Fund family. For each Fund, I considered each of the key factors mentioned above, as well as any other relevant information. In doing so I worked closely with the Funds' Independent Directors in their annual contract renewal process, as well as in their approval of contracts for several new funds (documented separately).

In evaluating each Fund's fees, I reviewed comprehensive materials provided by or on behalf of DeAM, including expense information prepared by Lipper Analytical, comparative performance information, profitability data, manager histories, and other materials. I also accessed certain additional information from the Lipper and Morningstar databases and drew on my industry knowledge and experience.

To facilitate evaluating this considerable body of information, I prepared for each Fund a document summarizing the key data elements in each area as well as additional analytics discussed below. This made it possible to consider each key data element in the context of the others.

In the course of contract renewal, DeAM agreed to implement a number of fee and expense adjustments requested by the Independent Directors which will favorably impact future fees and expenses, and my evaluation includes the effects of these changes.

Fees and Expenses Compared with Other Funds

The competitive fee and expense evaluation for each fund focused on two primary comparisons:

The Fund's contractual management fee (the advisory fee plus the administration fee where applicable) compared with those of a group of typically 12-15 funds in the same Lipper investment category (e.g. Large Capitalization Growth) having similar distribution arrangements and being of similar size.

The Fund's total expenses compared with a broader universe of funds from the same Lipper investment category and having similar distribution arrangements.

These two comparisons provide a view of not only the level of the fee compared with funds of similar scale but also the total expense the Fund bears for all the services it receives, in comparison with the investment choices available in the Fund's investment category and distribution channel. The principal figure-of-merit used in these comparisons was the subject Fund's percentile ranking against peers.

DeAM's Fees for Similar Services to Others

DeAM provided management fee schedules for all of its US domiciled fund and non-fund investment management accounts in any of the investment categories where there is a DWS Fund. These similar products included the other DWS Funds, non-fund pooled accounts, institutional accounts and sub-advisory accounts. Using this information, I calculated for each Fund the fee that would be charged to each similar product, at the subject Fund's asset level.

Evaluating information regarding non-fund products is difficult because there are varying levels of services required for different types of accounts, with mutual funds generally requiring considerably more regulatory and administrative types of service as well as having more frequent cash flows than other types of accounts. Also, while mutual fund fees for similar fund products can be expected to be similar, there will be some differences due to different pricing conditions in different distribution channels (e.g. retail funds versus those used in variable insurance products), differences in underlying investment processes and other factors.

Costs and Profit Margins

DeAM provided a detailed profitability analysis for each Fund. After making some adjustments so that the presentation would be more comparable to the available industry figures, I reviewed profit margins from investment management alone, from investment management plus other fund services (excluding distribution) provided to the Funds by DeAM (principally shareholder services), and DeAM profits from all sources, including distribution. A later section comments on overall profitability.

Economies of Scale

Economies of scale — an expected decline in management cost per dollar of fund assets as fund assets grow — are very rarely quantified and documented because of inherent difficulties in collecting and analyzing relevant data. However, in virtually every investment category that I reviewed, larger funds tend to have lower fees and lower total expenses than smaller funds. To see how each DWS Fund compares with this industry observation, I reviewed:

The trend in Fund assets over the last five years and the accompanying trend in total expenses. This shows if the Fund has grown and, if so, whether total expense (management fees as well as other expenses) have declined as a percent of assets.

Whether the Fund has break-points in its management fee schedule, the extent of the fee reduction built into the schedule and the asset levels where the breaks take effect, and in the case of a sub-advised Fund how the Fund's break-points compare with those of the sub-advisory fee schedule.

How the Fund's contractual fee schedule compares with trends in the industry data. To accomplish this, I constructed a chart showing how actual latest-fiscal-year contractual fees of the Fund and of other similar funds relate to average fund assets, with the subject Fund's contractual fee schedule superimposed.

Quality of Service — Performance

The quality-of-service evaluation focused on investment performance, which is the principal result of the investment management service. Each Fund's performance was reviewed over the past 1, 3, 5 and 10 years, as applicable, and compared with that of other funds in the same investment category and with a suitable market index.

In addition, I calculated and reviewed risk-adjusted returns relative to an index of similar mutual funds' returns and a suitable market index. The risk-adjusted returns analysis provides a way of determining the extent to which the Fund's return comparisons are mainly the product of investment value-added (or lack thereof) or alternatively taking considerably more or less risk than is typical in its investment category.

I also received and considered the history of portfolio manager changes for each Fund, as this provided an important context for evaluating the performance results.

Complex-Level Considerations

While this evaluation was conducted mainly at the individual fund level, there are some issues relating to the reasonableness of fees that can alternatively be considered across the whole fund complex:

I reviewed DeAM's profitability analysis for all DWS Funds, with a view toward determining if the allocation procedures used were reasonable and how profit levels compared with public data for other investment managers.

I considered whether DeAM and affiliates receive any significant ancillary or "fall-out" benefits that should be considered in interpreting the direct profitability results. These would be situations where serving as the investment manager of the Funds is beneficial to another part of the Deutsche Bank organization.

I considered how aggregated DWS Fund expenses had varied over the years, by asset class and in the context of trends in asset levels.

I reviewed the structure of the DeAM organization, trends in staffing levels, and information on compensation of investment management and other professionals compared with industry data.

Findings

Based on the process and analysis discussed above, which included reviewing a wide range of information from management and external data sources and considering among other factors the fees DeAM charges other clients, the fees charged by other fund managers, DeAM's costs and profits associated with managing the Funds, economies of scale, possible fall-out benefits, and the nature and quality of services provided, in my opinion the management fees charged the DWS Funds are reasonable.

Thomas H. Mack

President, Thomas H. Mack & Co., Inc.

Board Members and Officers

The following table presents certain information regarding the Board Members and Officers of the fund as of October 31, 2011. Each Board Member's year of birth is set forth in parentheses after his or her name. Unless otherwise noted, (i) each Board Member has engaged in the principal occupation(s) noted in the table for at least the most recent five years, although not necessarily in the same capacity; and (ii) the address of each Independent Board Member is c/o Paul K. Freeman, Independent Chairman, DWS Funds, PO Box 101833, Denver, CO 80250-1833. Except as otherwise noted below, the term of office for each Board Member is until the election and qualification of a successor, or until such Board Member sooner dies, resigns, is removed or as otherwise provided in the governing documents of the fund. Because the fund does not hold an annual meeting of shareholders, each Board Member will hold office for an indeterminate period. The Board Members may also serve in similar capacities with other funds in the fund complex. The Length of Time Served represents the year in which the Board Member joined the Board of one or more DWS funds now overseen by the Board.
Independent Board Members
Name, Year of Birth, Position with the Fund and Length of Time Served1	Business Experience and Directorships During the Past Five Years	Number of Funds in DWS Fund Complex Overseen	Other Directorships Held by Board Member
Paul K. Freeman (1950) Chairperson since 2009 Board Member since 1993	Consultant, World Bank/Inter-American Development Bank; Executive and Governing Council of the Independent Directors Council (education committees); formerly: Project Leader, International Institute for Applied Systems Analysis (1998-2001); Chief Executive Officer, The Eric Group, Inc. (environmental insurance) (1986-1998)	112	—
John W. Ballantine (1946) Board Member since 1999	Retired; formerly, Executive Vice President and Chief Risk Management Officer, First Chicago NBD Corporation/The First National Bank of Chicago (1996-1998); Executive Vice President and Head of International Banking (1995-1996). Directorships: Chairman of the Board, Healthways, Inc. (provider of disease and care management services); Portland General Electric (utility company); Stockwell Capital Investments PLC (private equity); former Directorships: First Oak Brook Bancshares, Inc. and Oak Brook Bank; Prisma Energy International	112	—
Henry P. Becton, Jr. (1943) Board Member since 1990	Vice Chair and former President, WGBH Educational Foundation. Directorships: Association of Public Television Stations; Public Radio International; Public Radio Exchange (PRX); The PBS Foundation; former Directorships: Boston Museum of Science; American Public Television; Concord Academy; New England Aquarium; Mass. Corporation for Educational Telecommunications; Committee for Economic Development; Public Broadcasting Service	112	Lead Director, Becton Dickinson and Company2 (medical technology company); Lead Director, Belo Corporation2 (media company)
Dawn-Marie Driscoll (1946) Board Member since 1987
President, Driscoll Associates (consulting firm); Executive Fellow, Center for Business Ethics, Bentley University; formerly, Partner, Palmer & Dodge (1988-1990); Vice President of Corporate Affairs and General Counsel, Filene's (1978-1988). Directorships: Director of ICI Mutual Insurance Company (since 2007); Advisory Board, Center for Business Ethics, Bentley University; Trustee, Southwest Florida Community Foundation (charitable organization); former Directorships: Investment Company Institute (audit, executive, nominating committees) and Independent Directors Council (governance, executive committees)
		112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2007)
Keith R. Fox, CFA (1954) Board Member since 1996	Managing General Partner, Exeter Capital Partners (a series of private investment funds) (since 1986). Directorships: Progressive International Corporation (kitchen goods importer and distributor); BoxTop Media Inc. (advertising); The Kennel Shop (retailer); former Chairman, National Association of Small Business Investment Companies	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 2011)
Kenneth C. Froewiss (1945) Board Member since 2001	Adjunct Professor of Finance, NYU Stern School of Business (September 2009-present; Clinical Professor from 1997-September 2009); Member, Finance Committee, Association for Asian Studies (2002-present); Director, Mitsui Sumitomo Insurance Group (US) (2004-present); prior thereto, Managing Director, J.P. Morgan (investment banking firm) (until 1996)	112	—
Richard J. Herring (1946) Board Member since 1990	Jacob Safra Professor of International Banking and Professor, Finance Department, The Wharton School, University of Pennsylvania (since July 1972); Co-Director, Wharton Financial Institutions Center (since July 2000); Co-Chair, U.S. Shadow Financial Regulatory Committee; Executive Director, Financial Economists Roundtable; formerly: Vice Dean and Director, Wharton Undergraduate Division (July 1995-June 2000); Director, Lauder Institute of International Management Studies (July 2000-June 2006)	112
Director, Japan Equity Fund, Inc. (since September 2007), Thai Capital Fund, Inc. (since September 2007), Singapore Fund, Inc. (since September 2007), Independent Director of Barclays Bank Delaware (since September 2010)

William McClayton (1944) Board Member since 2004	Private equity investor (since October 2009); previously, Managing Director, Diamond Management & Technology Consultants, Inc. (global consulting firm) (2001-2009); Directorship: Board of Managers, YMCA of Metropolitan Chicago; formerly: Senior Partner, Arthur Andersen LLP (accounting) (1966-2001); Trustee, Ravinia Festival	112	—
Rebecca W. Rimel (1951) Board Member since 1995	President and Chief Executive Officer, The Pew Charitable Trusts (charitable organization) (1994 to present); Trustee, Thomas Jefferson Foundation (charitable organization) (1994 to present); Trustee, Executive Committee, Philadelphia Chamber of Commerce (2001-2007); formerly: Executive Vice President, The Glenmede Trust Company (investment trust and wealth management) (1983-2004); Board Member, Investor Education (charitable organization) (2004-2005); Trustee, Pro Publica (charitable organization) (2007-2010)	112	Director, CardioNet, Inc. (health care) (2009- present); Director, Viasys Health Care2 (January 2007- June 2007)
William N. Searcy, Jr. (1946) Board Member since 1993	Private investor since October 2003; formerly: Pension & Savings Trust Officer, Sprint Corporation2 (telecommunications) (November 1989-September 2003)	112	Trustee, Sun Capital Advisers, Inc. (22 open-end mutual funds advised by Sun Capital Advisers, Inc.) (since 1998)
Jean Gleason Stromberg (1943) Board Member since 1997	Retired. Formerly, Consultant (1997-2001); Director, Financial Markets US Government Accountability Office (1996-1997); Partner, Fulbright & Jaworski, L.L.P. (law firm) (1978-1996). Directorships: The William and Flora Hewlett Foundation; former Directorships: Service Source, Inc., Mutual Fund Directors Forum (2002-2004), American Bar Retirement Association (funding vehicle for retirement plans) (1987-1990 and 1994-1996)	112	—
Robert H. Wadsworth (1940) Board Member since 1999	President, Robert H. Wadsworth & Associates, Inc. (consulting firm) (1983 to present); Director, The Phoenix Boys Choir Association	115	—

Officers4
Name, Year of Birth, Position with the Fund and Length of Time Served5	Principal Occupation(s) During Past 5 Years and Other Directorships Held
W. Douglas Beck, CFA9 (1967) President, 2011-present
Managing Director3, Deutsche Asset Management (2006-present); President of DWS family of funds and Head of Product Management, U.S. for DWS Investments; formerly, Executive Director, Head of Product Management (2002-2006) and President (2005-2006) of the UBS Funds at UBS Global Asset Management; Co-Head of Manager Research/Managed Solutions Group, Merrill Lynch (1998-2002)

John Millette7 (1962) Vice President and Secretary, 1999-present	Director3, Deutsche Asset Management
Paul H. Schubert6 (1963) Chief Financial Officer, 2004-present Treasurer, 2005-present
Managing Director3, Deutsche Asset Management (since July 2004); formerly, Executive Director, Head of Mutual Fund Services and Treasurer for UBS Family of Funds (1998-2004); Vice President and Director of Mutual Fund Finance at UBS Global Asset Management (1994-1998)

Caroline Pearson7 (1962) Chief Legal Officer, 2010-present	Managing Director3, Deutsche Asset Management; formerly, Assistant Secretary for DWS family of funds (1997-2010)
Rita Rubin8 (1970) Assistant Secretary, 2009-present	Director3 and Senior Counsel, Deutsche Asset Management (since October 2007); formerly, Vice President, Morgan Stanley Investment Management (2004-2007)
Paul Antosca7 (1957) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2006); Vice President, The Manufacturers Life Insurance Company (U.S.A.) (1990-2006)
Jack Clark7 (1967) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management (since 2007); formerly, Vice President, State Street Corporation (2002-2007)
Diane Kenneally7 (1966) Assistant Treasurer, 2007-present	Director3, Deutsche Asset Management
John Caruso8 (1965) Anti-Money Laundering Compliance Officer, 2010-present	Managing Director3, Deutsche Asset Management
Robert Kloby8 (1962) Chief Compliance Officer, 2006-present	Managing Director3, Deutsche Asset Management

1 The length of time served represents the year in which the Board Member joined the board of one or more DWS funds currently overseen by the Board.

2 A publicly held company with securities registered pursuant to Section 12 of the Securities Exchange Act of 1934.

3 Executive title, not a board directorship.

4 As a result of their respective positions held with the Advisor, these individuals are considered "interested persons" of the Advisor within the meaning of the 1940 Act. Interested persons receive no compensation from the fund.

5 The length of time served represents the year in which the officer was first elected in such capacity for one or more DWS funds.

6 Address: 100 Plaza One, Jersey City, NJ 07311.

7 Address: One Beacon Street, Boston, MA 02108.

8 Address: 60 Wall Street, New York, NY 10005.

9 Address: 345 Park Avenue, New York, NY 10154.

The fund's Statement of Additional Information ("SAI") includes additional information about the Board Members. The SAI is available, without charge, upon request. If you would like to request a copy of the SAI, you may do so by calling the following toll-free number: (800) 621-1048.

Account Management Resources

For More Information
The automated telephone system allows you to access personalized account information and obtain information on other DWS funds using either your voice or your telephone keypad. Certain account types within Classes A, B, C and S also have the ability to purchase, exchange or redeem shares using this system.
For more information, contact your financial advisor. You may also access our automated telephone system or speak with a DWS Investments representative by calling the appropriate number below:
For shareholders of Classes A, B and C:
(800) 621-1048
For shareholders of Class S:
(800) 728-3337

Web Site
www.dws-investments.com
View your account transactions and balances, trade shares, monitor your asset allocation, and change your address, 24 hours a day.
Obtain prospectuses and applications, blank forms, interactive worksheets, news about DWS funds, subscription to fund updates by e-mail, retirement planning information, and more.

Written Correspondence	DWS Investments PO Box 219151 Kansas City, MO 64121-9151
Proxy Voting
A description of the fund's policies and procedures for voting proxies for portfolio securities and information about how the fund voted proxies related to its portfolio securities during the 12-month period ended June 30 is available on our Web site — www.dws-investments.com (click on "proxy voting"at the bottom of the page) — or on the SEC's Web site — www.sec.gov. To obtain a written copy of the fund's policies and procedures without charge, upon request, call us toll free at (800) 621-1048.

Principal Underwriter	If you have questions, comments or complaints, contact: DWS Investments Distributors, Inc. 222 South Riverside Plaza Chicago, IL 60606-5808 (800) 621-1148

	Class A	Class B	Class C	Class S
Nasdaq Symbol	SZGAX	SZGBX	SZGCX	SSTGX
CUSIP Number	233379 866	233379 858	233379 841	233379 825
Fund Number	461	661	761	2061

Notes

Notes

Notes

Notes

Notes

Notes

ITEM 2.	CODE OF ETHICS

As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Principal Executive Officer and Principal Financial Officer.

There have been no amendments to, or waivers from, a provision of the code of ethics during the period covered by this report that would require disclosure under Item 2.

A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT

The fund’s audit committee is comprised solely of trustees who are "independent" (as such term has been defined by the Securities and Exchange Commission ("SEC") in regulations implementing Section 407 of the Sarbanes-Oxley Act (the "Regulations")). The fund’s Board of Trustees has determined that there are several "audit committee financial experts" (as such term has been defined by the Regulations) serving on the fund’s audit committee including Mr. William McClayton, the chair of the fund’s audit committee. An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933 and the designation or identification of a person as an “audit committee financial expert” does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES

DWS ENHANCED GLOBAL BOND FUND
FORM N-CSR DISCLOSURE RE: AUDIT FEES

The following table shows the amount of fees that PricewaterhouseCoopers, LLP (“PWC”), the Fund’s independent registered public accounting firm, billed to the Fund during the Fund’s last two fiscal years.  The Audit Committee approved in advance all audit services and non-audit services that PWC provided to the Fund.

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Fund

Fiscal Year Ended October 31,	Audit Fees Billed to Fund	Audit-Related Fees Billed to Fund	Tax Fees Billed to Fund	All Other Fees Billed to Fund
2011	$78,744	$0	$0	$0
2010	$78,744	$0	$0	$0

Services that the Fund’s Independent Registered Public Accounting Firm Billed to the Adviser and Affiliated Fund Service Providers

The following table shows the amount of fees billed by PWC to Deutsche Investment Management Americas Inc. (“DeIM” or the “Adviser”), and any entity controlling, controlled by or under common control with DeIM (“Control Affiliate”) that provides ongoing services to the Fund (“Affiliated Fund Service Provider”), for engagements directly related to the Fund’s operations and financial reporting, during the Fund’s last two fiscal years.
Fiscal Year Ended October 31,	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
2011	$0	$0	$0
2010	$7,500	$0	$0

The “Audit-Related Fees” were billed for services in connection with the agreed-upon procedures.

Non-Audit Services

The following table shows the amount of fees that PWC billed during the Fund’s last two fiscal years for non-audit services. The Audit Committee pre-approved all non-audit services that PWC provided to the Adviser and any Affiliated Fund Service Provider that related directly to the Fund’s operations and financial reporting. The Audit Committee requested and received information from PWC about any non-audit services that PWC rendered during the Fund’s last fiscal year to the Adviser and any Affiliated Fund Service Provider.  The Committee considered this information in evaluating PWC’s independence.

Fiscal Year Ended October 31,	Total Non-Audit Fees Billed to Fund (A)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Fund) (B)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements) (C)	Total of (A), (B) and (C)
2011	$0	$0	$0	$0
2010	$0	$0	$100,000	$100,000

All other engagement fees were billed for services in connection with an internal control review of a subadvisor.

Audit Committee Pre-Approval Policies and Procedures.  Generally, each Fund’s Audit Committee must pre approve (i) all services to be performed for a Fund by a Fund’s Independent Registered Public Accounting Firm and (ii) all non-audit services to be performed by a Fund’s Independent Registered Public Accounting Firm for the DIMA Entities with respect to operations and financial reporting of the Fund, except that the Chairperson or Vice Chairperson of each Fund’s Audit Committee may grant the pre-approval for non-audit services described in items (i) and (ii) above for non-prohibited services for engagements of less than $100,000.  All such delegated pre approvals shall be presented to each Fund’s Audit Committee no later than the next Audit Committee meeting.

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

According to the registrant’s principal Independent Registered Public Accounting Firm, all of the principal Independent Registered Public Accounting Firm's hours spent on auditing the registrant's financial statements were attributed to work performed by full-time permanent employees of the principal Independent Registered Public Accounting Firm.

***
PwC advised the Fund's Audit Committee that it had identified one matter that it determined could be inconsistent with the SEC's auditor independence rules (Rule 2-01(c) of Regulation S-X). As part of a "Global Migration Support" engagement in which PwC's UK network affiliate ("PwC-UK") provided assistance to Deutsche Bank ("DB") with respect to processing internship applications for DB employees seeking short term assignments with DB in the UK, PwC-UK paid application fees on behalf of DB for six applicants at 170 pounds each (1,020 pounds in total).  PwC advised the Committee that it believes that this matter did not affect its objectivity or its impartial judgment in conducting its audit and issuing a report on the financial statements of the Fund as the Fund's independent auditor and confirmed its independence under the SEC’s auditor independence rules. In reaching this conclusion, PwC noted that the engagement team was not aware of the payment of the application fees by PwC-UK and that DB reimbursed PwC-UK for the fees.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable

ITEM 6.	SCHEDULE OF INVESTMENTS

Not applicable

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not applicable

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

Not applicable

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There were no material changes to the procedures by which shareholders may recommend nominees to the Fund’s Board.  The primary function of the Nominating and Governance Committee is to identify and recommend individuals for membership on the Board and oversee the administration of the Board Governance Guidelines. Shareholders may recommend candidates for Board positions by forwarding their correspondence by U.S. mail or courier service to Paul K. Freeman, Independent Chairman, DWS Funds, P.O. Box 101833, Denver, CO 80250-1833.

ITEM 11.	CONTROLS AND PROCEDURES

(a)
The Chief Executive and Financial Officers concluded that the Registrant’s Disclosure Controls and Procedures are effective based on the evaluation of the Disclosure Controls and Procedures as of a date within 90 days of the filing date of this report.

(b)
There have been no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal controls over financial reporting.

ITEM 12.	EXHIBITS

	(a)(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.

	(a)(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

	(b)	Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

Form N-CSR Item F

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	DWS Enhanced Global Bond Fund, a series of DWS Global/International Fund, Inc.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/W. Douglas Beck W. Douglas Beck President

Date:	December 28, 2011

By:	/s/Paul Schubert Paul Schubert Chief Financial Officer and Treasurer

Date:	December 28, 2011